UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
3/16

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Featured from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

2 Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Balanced Fund

Interview with
your fund’s
portfolio manager

How would you describe the global investment environment during the six-month reporting period ended March 31, 2016?

It was another period of two distinct halves. The first half coincided with the fourth calendar quarter of 2015, a period when global equity markets performed relatively well, particularly in the United States. Global stocks had rebounded from the previous quarter’s downturn, as solid U.S. economic growth and diminishing fears of an economic hard landing in China buoyed major index returns. A significant decline in oil prices during the period had a dampening effect on global markets, however, as energy-related stocks make up a significant portion of many equity indexes.

The U.S. economy’s ongoing resilience prompted the Federal Reserve to hike short-term interest rates in mid-December by 25 basis points to 0.25%, but the major equity indexes still ended in positive territory for the first half of the six-month reporting period. Fixed-income markets showed losses during this period, with bond prices in both the interest-rate-sensitive and credit-sensitive sides of the market producing negative results, largely as a result of the initial threat and ultimate announcement of the Fed’s first interest-rate hike since 2006.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund	5

The second half of the six-month period saw equities advance only modestly, while fixed income rallied somewhat. Both asset classes treaded troubled paths during the first three months of 2016. Equities sold off dramatically during the early weeks of 2016 amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. By mid-February, however, when energy prices began to recover, equities started to rebound as well. The ongoing easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the U.S. economy, and the Fed softening its tone on the pace of future interest-rate hikes. Fixed-income markets also were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

For the six-month period, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 8.49%. Equities in the international developed markets, as represented by the MSCI EAFE Index [ND], produced more muted but still positive results, returning 1.56% for the period. Emerging-market stocks posted solid gains for the six months, up 6.41% as measured by the MSCI Emerging Markets Index [ND]. On the fixed-income side, the Barclays U.S. Aggregate Bond Index returned 2.44% for the period, while the JPMorgan Developed High Yield Index was up only 0.42%.

How did Putnam Dynamic Asset Allocation Balanced Fund perform during the six-month reporting period ended March 31, 2016?

The portfolio performed reasonably well for the semiannual period. The choppy behavior of both equities and fixed-income securities during the past six months — with

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

intermittent stock market rallies and solid overall results among rate-sensitive bonds — had an overall positive effect on the portfolio. The portfolio’s absolute return for the six-month period ended March 31, 2016, was 2.86% at net asset value. This result compares with the 7.30% return of the Russell 3000 Index, the fund’s primary benchmark, which is made up exclusively of U.S. stocks.

Given the portfolio’s investment in both equities and fixed-income securities, a more objective measure of the portfolio’s relative performance would be its secondary benchmark, the Putnam Balanced Blended Benchmark, a composite measure of 60% in U.S. and international stocks and 40% in rate-sensitive and credit-sensitive fixed-income instruments. Compared with this secondary benchmark, which returned 4.83% for the semiannual period, the portfolio underperformed moderately.

What factors influenced the fund’s performance during the reporting period?

Generally speaking, positive returns in the credit- and interest-rate-sensitive segments of the fixed-income market helped counterbalance the volatility in stocks.

During the past six months, we continued to keep the portfolio’s asset allocations fairly close to neutral compared with the allocations represented in its secondary benchmark. Given our expectation for heightened volatility, it was our view that a more tactical approach to asset allocation would be prudent. There was one exception to this neutral positioning, and that was a

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund	7

slight underweight to rate-sensitive fixed-income securities, which detracted from the portfolio’s results in an environment of relatively strong performance in that segment of the bond market.

In general, we currently plan to continue to pursue a more tactical approach in managing the portfolio, as we believe that active management of the individual securities within its asset classes will yield better results. During the reporting period, some of our active implementation strategies worked, and some did not. Overall, the biggest detractor for the portfolio was within the large-cap equity space, where we employ a quantitative methodology to identify what we believe will be solid performing stocks. That quantitative strategy worked well in the first half of the period, but during the first quarter of 2016, it lagged the fund’s primary benchmark.

How were derivatives used during the reporting period?

We used a variety of derivatives in order to help mitigate volatility and, in some cases, to enhance fund performance. Futures contracts were used in an effort to manage exposure to market risk, hedge prepayment and interest rate risks, gain exposure to interest rates, and equitize cash. In addition, forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies.

What is your investment outlook as we move deeper into 2016?

Looking forward, our view continues to be for lower asset class returns than we’ve experienced in recent history and for heightened volatility to persist. We believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the remainder of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Balanced Fund

derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the seven-year rally in equities is getting long in the tooth, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities — by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

In the high-yield bond space, where our neutral positioning during the period constrained our participation in the high-yield rally that took place late in the period, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we expect to maintain a neutral positioning in this space for the time being.

We continue to hold positions in rate-sensitive fixed income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as equities and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe the current rate environment in the United States is relatively attractive, and could improve further if yield-starved global investors continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund	9

fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations — reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10 Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.86%	6.57%	6.57%	6.57%	6.03%	6.03%	6.34%	6.17%	6.58%	7.13%	7.15%	7.12%

10 years	68.25	58.58	58.81	58.81	56.19	56.19	60.02	54.42	63.99	72.63	73.34	72.52
Annual average	5.34	4.72	4.73	4.73	4.56	4.56	4.81	4.44	5.07	5.61	5.66	5.61

5 years	41.69	33.54	36.56	34.56	36.53	36.53	38.21	33.38	39.96	43.59	44.18	43.49
Annual average	7.22	5.96	6.43	6.12	6.43	6.43	6.69	5.93	6.95	7.50	7.59	7.49

3 years	22.42	15.38	19.65	16.65	19.68	19.68	20.56	16.34	21.51	23.36	23.78	23.30
Annual average	6.98	4.89	6.16	5.27	6.17	6.17	6.43	5.17	6.71	7.25	7.37	7.23

1 year	–2.95	–8.53	–3.64	–8.17	–3.68	–4.58	–3.45	–6.83	–3.14	–2.67	–2.59	–2.70

6 months	2.86	–3.05	2.49	–2.35	2.51	1.54	2.60	–0.99	2.79	3.02	3.05	2.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 3/31/16

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.98%	—†	6.72%

10 years	94.94	79.85%	55.91
Annual average	6.90	6.04	4.49

5 years	68.60	43.57	28.69
Annual average	11.01	7.50	5.10

3 years	37.30	22.05	13.60
Annual average	11.15	6.87	4.29

1 year	–0.34	–0.30	–2.71

6 months	7.30	4.83	3.47

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 579, 558, 504, 430, 310, and 33 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.106		$0.054	$0.060	$0.070		$0.093	$0.127	$0.131	$0.123

Capital gains

Long-term gains	0.612		0.612	0.612	0.612		0.612	0.612	0.612	0.612

Short-term gains	0.132		0.132	0.132	0.132		0.132	0.132	0.132	0.132

Total	$0.850		$0.798	$0.804	$0.814		$0.837	$0.871	$0.875	$0.867

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/15	$13.90	$14.75	$13.85	$13.58	$13.87	$14.37	$13.81	$13.93	$13.93	$13.92

3/31/16	13.45	14.27	13.40	13.12	13.42	13.91	13.36	13.48	13.48	13.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15	0.99%	1.74%	1.74%	1.49%	1.24%	0.74%	0.64%	0.74%

Annualized expense ratio for the
six-month period ended 3/31/16	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.12	$8.91	$8.91	$7.65	$6.39	$3.76	$3.25	$3.86

Ending value (after expenses)	$1,028.60	$1,024.90	$1,025.10	$1,026.00	$1,027.90	$1,030.20	$1,030.50	$1,029.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.10	$8.87	$8.87	$7.62	$6.36	$3.74	$3.23	$3.84

Ending value (after expenses)	$1,019.95	$1,016.20	$1,016.20	$1,017.45	$1,018.70	$1,021.30	$1,021.80	$1,021.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Balanced Fund 15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 17

The fund’s portfolio 3/31/16 (Unaudited)

COMMON STOCKS (54.9%)*	Shares	Value

Basic materials (2.0%)
Aceto Corp. S	5,825	$137,237

Akzo Nobel NV (Netherlands)	9,556	649,352

Amcor, Ltd. (Australia)	65,655	722,205

American Vanguard Corp.	24,088	380,109

Andersons, Inc. (The)	5,305	166,630

Asahi Kasei Corp. (Japan)	30,000	202,826

Austevoll Seafood ASA (Norway)	12,278	100,593

Axalta Coating Systems, Ltd. †	73,700	2,152,040

BASF SE (Germany)	27,563	2,078,331

Beacon Roofing Supply, Inc. †	9,857	404,236

Bemis Co., Inc.	1,169	60,531

BHP Billiton, Ltd. (Australia)	20,853	269,505

Cabot Corp.	16,221	783,961

Cambrex Corp. †	8,173	359,612

Chicago Bridge & Iron Co. NV	7,901	289,098

CIMIC Group, Ltd. (Australia)	11,348	302,371

Compagnie De Saint-Gobain (France)	4,305	189,131

Continental Building Products, Inc. †	21,731	403,327

CRH PLC (Ireland)	6,181	174,155

Dominion Diamond Corp. (Canada)	9,000	99,810

Domtar Corp.	7,077	286,619

Dow Chemical Co. (The)	6,400	325,504

Ems-Chemie Holding AG (Switzerland)	1,353	700,082

Evonik Industries AG (Germany)	22,084	662,040

Fortescue Metals Group, Ltd. (Australia) S	220,344	430,707

Glencore PLC (United Kingdom)	296,849	668,119

Golden Agri-Resources, Ltd. (Singapore)	511,400	155,562

Graphic Packaging Holding Co.	145,174	1,865,486

Hitachi Chemical Co., Ltd. (Japan)	8,600	154,738

Incitec Pivot, Ltd. (Australia)	249,542	610,204

Innophos Holdings, Inc.	4,732	146,266

Innospec, Inc.	6,134	265,970

Kaneka Corp. (Japan)	5,000	42,827

KapStone Paper and Packaging Corp.	14,952	207,085

Kraton Performance Polymers, Inc. †	6,009	103,956

Kuraray Co., Ltd. (Japan)	24,400	298,320

LafargeHolcim, Ltd. (Switzerland)	4,540	213,335

LSB Industries, Inc. † S	9,417	120,067

LyondellBasell Industries NV Class A	146,708	12,555,271

Minerals Technologies, Inc.	6,599	375,153

Mitsubishi Chemical Holdings Corp. (Japan)	34,800	181,661

Mitsubishi Gas Chemical Co., Inc. (Japan)	34,000	183,073

Mitsubishi Materials Corp. (Japan)	175,000	494,469

Mondi PLC (South Africa)	14,215	271,379

Newcrest Mining, Ltd. (Australia) †	20,343	264,473

Nippon Paint Holdings Co., Ltd. (Japan)	6,300	139,776

18 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Basic materials cont.
Nippon Steel & Sumitomo Metal Corp. (Japan)	12,200	$234,363

Nitto Denko Corp. (Japan)	5,500	305,775

Oji Holdings Corp. (Japan)	51,000	204,825

Orion Engineered Carbons SA (Luxembourg)	14,770	208,552

Patrick Industries, Inc. †	11,181	507,506

Reliance Steel & Aluminum Co.	20,600	1,425,314

Rio Tinto PLC (United Kingdom)	2,361	66,626

Royal Boskalis Westminster NV (Netherlands)	9,351	366,420

Salmar ASA (Norway)	14,904	364,284

Sealed Air Corp.	85,800	4,119,258

Sherwin-Williams Co. (The)	349	99,350

Smurfit Kappa Group PLC (Ireland)	8,709	224,357

Sonoco Products Co.	1,047	50,853

Stora Enso OYJ Class R (Finland)	32,960	293,874

Sumitomo Metal Mining Co., Ltd. (Japan)	22,000	218,446

ThyssenKrupp AG (Germany)	15,044	312,582

Trex Co., Inc. †	2,426	116,278

U.S. Concrete, Inc. †	6,221	370,647

UPM-Kymmene OYJ (Finland)	47,486	856,496

voestalpine AG (Austria)	8,812	293,715

Yara International ASA (Norway)	11,105	416,751

42,703,474
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	7,349	143,152

ACS Actividades de Construccion y Servicios SA (Spain)	16,609	492,927

Airbus Group SE (France)	14,291	948,294

Allegion PLC (Ireland)	25,800	1,643,718

Allison Transmission Holdings, Inc.	165,371	4,461,710

Altra Industrial Motion Corp.	9,821	272,827

American Axle & Manufacturing Holdings, Inc. †	18,339	282,237

AptarGroup, Inc.	528	41,400

Argan, Inc.	11,675	410,493

Avery Dennison Corp.	2,389	172,271

AZZ, Inc.	3,751	212,307

B/E Aerospace, Inc.	44,000	2,029,280

BAE Systems PLC (United Kingdom)	61,267	446,527

Berry Plastics Group, Inc. †	11,650	421,148

Boeing Co. (The) S	124,801	15,842,239

BWX Technologies, Inc.	34,786	1,167,418

Canon, Inc. (Japan)	2,200	65,583

Carlisle Cos., Inc.	12,900	1,283,550

Chase Corp.	3,133	164,764

China Communications Construction Co., Ltd. (China)	65,000	77,675

Cooper-Standard Holding, Inc. †	5,518	396,413

Crown Holdings, Inc. †	139,936	6,939,426

Cubic Corp.	10,366	414,225

dorma + kaba Holding AG Class B (Switzerland)	586	374,363

Douglas Dynamics, Inc.	4,940	113,175

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (54.9%)* cont.	Shares	Value

Capital goods cont.
Dycom Industries, Inc. † S	12,349	$798,610

General Dynamics Corp.	18,094	2,377,009

Hitachi High-Technologies Corp. (Japan)	6,200	174,632

Hyster-Yale Materials Handling, Inc.	2,418	161,039

IDEX Corp.	14,800	1,226,624

JTEKT Corp (Japan)	14,600	189,400

Kadant, Inc.	7,097	320,501

KBR, Inc.	88,800	1,374,624

Kone OYJ Class B (Finland)	7,831	376,001

Leggett & Platt, Inc.	46,100	2,231,240

Littelfuse, Inc.	3,191	392,844

Lockheed Martin Corp.	147	32,561

MAN SE (Germany)	2,610	282,501

MasTec, Inc. †	31,672	641,041

Matrix Service Co. †	9,560	169,212

Miller Industries, Inc.	8,191	166,113

Mitsubishi Electric Corp. (Japan)	103,000	1,079,466

Mobileye NV (Israel) † S	5,500	205,095

MSA Safety, Inc.	3,044	147,177

Nidec Corp. (Japan)	1,900	130,009

NN, Inc.	16,226	221,972

Northrop Grumman Corp.	5,149	1,018,987

Orbital ATK, Inc.	26,324	2,288,609

OSRAM Licht AG (Germany)	10,164	521,889

Owens-Illinois, Inc. †	11,926	190,339

Raytheon Co.	35,653	4,372,127

Rexam PLC (United Kingdom)	32,819	298,494

Roper Technologies, Inc.	23,800	4,349,926

Schindler Holding AG (Switzerland)	2,914	535,484

Spirit AeroSystems Holdings, Inc. Class A †	43,300	1,964,088

Standex International Corp.	3,511	273,191

Stoneridge, Inc. †	18,336	266,972

Sumitomo Heavy Industries, Ltd. (Japan)	34,000	140,477

Sweco AB Class B (Sweden)	6,517	106,855

Tenneco, Inc. †	3,894	200,580

Tetra Tech, Inc.	20,018	596,937

Thales SA (France)	5,692	498,503

Trinseo SA †	23,073	849,317

Vinci SA (France)	36,114	2,681,731

Wabash National Corp. †	33,613	443,692

Waste Connections, Inc.	61,700	3,985,203

Waste Management, Inc.	5,458	322,022

77,420,216
Communication services (2.3%)
AT&T, Inc.	5,650	221,311

BCE, Inc. (Canada)	4,600	209,643

BT Group PLC (United Kingdom)	227,531	1,433,069

CalAmp Corp. †	16,474	295,379

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Communication services cont.
Cellnex Telecom SAU 144A (Spain)	13,470	$214,707

Cincinnati Bell, Inc. †	117,848	456,072

Cogent Communications Holdings, Inc.	7,716	301,155

Com Hem Holding AB (Sweden)	58,944	543,137

Deutsche Telekom AG (Germany)	56,698	1,017,127

Eutelsat Communications SA (France)	12,769	411,785

Frontier Communications Corp.	53,254	297,690

HKT Trust & HKT, Ltd. (Units) (Hong Kong)	90,000	123,908

IDT Corp. Class B	7,567	117,970

Inteliquent, Inc.	15,771	253,125

InterDigital, Inc./PA	5,994	333,566

Juniper Networks, Inc.	299,362	7,636,725

KDDI Corp. (Japan)	47,200	1,260,680

Liberty Global PLC Ser. C (United Kingdom) †	5,800	217,848

NeuStar, Inc. Class A † S	7,989	196,529

Nippon Telegraph & Telephone Corp. (Japan)	38,500	1,658,430

NTT DoCoMo, Inc. (Japan)	41,800	948,016

Numericable Sfr SA (France)	9,012	378,086

Orange SA (France)	68,104	1,189,981

Quebecor, Inc. Class B (Canada)	9,200	241,555

Rogers Communications, Inc. Class B (Canada)	3,587	143,618

ShoreTel, Inc. †	20,999	156,233

Sky PLC (United Kingdom)	113,480	1,663,019

Spark New Zealand, Ltd. (New Zealand)	124,665	314,515

Spok Holdings, Inc.	9,578	167,711

Telecom Italia SpA RSP (Italy)	636,140	553,834

Telenor ASA (Norway)	27,608	445,885

Telstra Corp., Ltd. (Australia)	188,113	768,576

Ubiquiti Networks, Inc. † S	3,692	122,833

Verizon Communications, Inc.	434,158	23,479,265

Vocus Communications, Ltd. (Australia)	44,792	286,013

Vodafone Group PLC (United Kingdom)	391,555	1,248,036

49,307,032
Conglomerates (0.1%)
Bouygues SA (France)	7,303	297,144

Mitsubishi Corp. (Japan)	17,200	291,290

Orkla ASA (Norway)	32,054	290,020

Siemens AG (Germany)	18,674	1,979,290

Tyco International PLC	6,700	245,957

3,103,701
Consumer cyclicals (8.7%)
Accor SA (France)	2,306	97,607

Adecco SA (Switzerland)	13,423	870,835

Amazon.com, Inc. †	14,251	8,459,964

Aristocrat Leisure, Ltd. (Australia)	76,936	607,446

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	10,236	111,848

Automatic Data Processing, Inc.	5,140	461,109

AutoZone, Inc. †	486	387,191

Basso Industry Corp. (Taiwan)	66,000	140,884

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Big Lots, Inc.	5,734	$259,693

Boral, Ltd. (Australia)	71,946	340,828

Brunswick Corp. S	6,393	306,736

CaesarStone Sdot-Yam, Ltd. (Israel) †	9,935	341,267

Caleres, Inc.	11,764	332,804

Carter’s, Inc.	47,000	4,952,860

CEB, Inc.	2,149	139,105

Cedar Fair LP	5,986	355,868

Children’s Place, Inc. (The)	4,257	355,332

Cie Generale des Etablissements Michelin (France)	9,605	980,553

Clorox Co. (The)	40,965	5,164,048

Coach, Inc.	7,961	319,156

Compass Group PLC (United Kingdom)	40,912	719,097

Continental AG (Germany)	2,874	654,075

Cooper Tire & Rubber Co.	11,706	433,356

Copart, Inc. †	1,185	48,312

Criteo SA ADR (France) †	4,200	173,964

Ctrip.com International, Ltd. ADR (China) † S	2,800	123,928

Dai Nippon Printing Co., Ltd. (Japan)	151,000	1,341,686

Daimler AG (Registered Shares) (Germany)	3,961	303,669

Dalata Hotel Group PLC (Ireland) †	68,232	345,709

Deluxe Corp.	11,926	745,256

Diamond Resorts International, Inc. †	8,135	197,681

Dillards, Inc. Class A	3,644	309,412

Discovery Communications, Inc. Class A † S	421,538	12,068,633

Dolby Laboratories, Inc. Class A	637	27,684

Dollar General Corp.	5,410	463,096

DSW, Inc. Class A	9,463	261,557

Ecolab, Inc.	544	60,667

Ennis, Inc.	10,125	197,944

Entravision Communications Corp. Class A	40,209	299,155

Ethan Allen Interiors, Inc.	12,780	406,660

Express, Inc. †	21,132	452,436

Fiat Chrysler Automobiles NV (Italy)	116,890	937,695

Flight Centre Travel Group, Ltd. (Australia) S	16,629	551,051

Fuji Heavy Industries, Ltd. (Japan)	40,200	1,419,832

G&K Services, Inc. Class A	4,488	328,746

G-III Apparel Group, Ltd. †	10,837	529,821

Gartner, Inc. †	836	74,697

Global Mediacom Tbk PT (Indonesia)	2,031,800	184,639

Global Payments, Inc.	86,800	5,668,040

GNC Holdings, Inc. Class A	8,238	261,557

Goodyear Tire & Rubber Co. (The)	5,814	191,746

Gray Television, Inc. †	30,577	358,362

Hino Motors, Ltd. (Japan)	16,700	180,585

Home Depot, Inc. (The)	150,967	20,143,527

Honda Motor Co., Ltd. (Japan)	6,400	175,489

Hyatt Hotels Corp. Class A †	973	48,154

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
ICF International, Inc. †	14,531	$499,430

Industria de Diseno Textil SA (Inditex) (Spain)	21,637	725,922

Industrivarden AB Class A (Sweden)	52,845	984,662

ISS A/S (Denmark)	5,528	221,343

ITV PLC (United Kingdom)	488,334	1,685,406

John Wiley & Sons, Inc. Class A	573	28,014

KAR Auction Services, Inc.	63,700	2,429,518

Kia Motors Corp. (South Korea)	8,084	341,428

Kingfisher PLC (United Kingdom)	275,982	1,489,467

Lagardere SCA (France)	34,083	903,983

Landauer, Inc.	8,840	292,339

Lear Corp.	46,700	5,191,639

Liberty Interactive Corp. Class A †	114,200	2,883,550

Liberty Media Corp. Class A †	50,335	1,944,441

Lions Gate Entertainment Corp.	16,994	371,319

Live Nation Entertainment, Inc. †	6,391	142,583

LIXIL Group Corp. (Japan)	4,700	95,842

Lowe’s Cos., Inc.	207,212	15,696,309

Luxottica Group SpA (Italy)	5,817	321,020

Malibu Boats, Inc. Class A †	7,903	129,609

Marcus Corp. (The)	10,026	189,993

Marks & Spencer Group PLC (United Kingdom)	150,637	875,712

Marriott Vacations Worldwide Corp.	4,294	289,845

Masco Corp.	196,300	6,173,635

Mazda Motor Corp. (Japan)	43,600	676,595

MCBC Holdings, Inc. †	13,850	195,008

Mediaset SpA (Italy)	39,604	162,948

MGM China Holdings, Ltd. (Hong Kong)	112,400	171,845

MSG Networks, Inc. Class A †	31,443	543,649

Namco Bandai Holdings, Inc. (Japan)	9,600	209,324

National CineMedia, Inc.	21,719	330,346

News Corp. Class A	144,400	1,843,988

News Corp. Class B	1,559	20,657

Nexstar Broadcasting Group, Inc. Class A	4,067	180,046

Next PLC (United Kingdom)	4,451	344,115

NIKE, Inc. Class B	114,418	7,033,274

Nintendo Co., Ltd. (Japan)	3,300	469,146

Nippon Television Holdings, Inc. (Japan)	14,900	245,851

Nissan Motor Co., Ltd. (Japan)	77,400	716,265

O’Reilly Automotive, Inc. †	912	249,578

Omnicom Group, Inc.	169	14,066

Oxford Industries, Inc.	3,580	240,683

Panasonic Corp. (Japan)	29,200	268,143

Pandora A/S (Denmark)	1,499	195,474

Penn National Gaming, Inc. †	28,814	480,906

Peugeot SA (France) †	4,874	83,394

PGT, Inc. †	44,756	440,399

Pitney Bowes, Inc.	10,157	218,782

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
ProSiebenSat.1 Media SE (Germany)	5,741	$295,040

Quanta Services, Inc. †	127,500	2,876,400

RE/MAX Holdings, Inc. Class A	12,892	442,196

Regal Entertainment Group Class A S	21,546	455,482

Renault SA (France)	2,416	239,735

Scotts Miracle-Gro Co. (The) Class A	13,647	993,092

Securitas AB Class B (Sweden)	48,625	804,846

ServiceMaster Global Holdings, Inc. †	48,831	1,839,952

Shimamura Co., Ltd. (Japan)	3,100	387,001

Sinclair Broadcast Group, Inc. Class A	8,845	271,984

Sirius XM Holdings, Inc. †	1,288,943	5,091,325

Six Flags Entertainment Corp.	37,400	2,075,326

SJM Holdings, Ltd. (Hong Kong)	311,000	222,104

Smith & Wesson Holding Corp. †	25,230	671,623

Sohgo Security Services Co., Ltd. (Japan)	6,500	352,304

Steven Madden, Ltd. †	7,794	288,690

Stroeer SE & Co. KGaA (Germany)	2,468	155,051

Suzuki Motor Corp. (Japan)	5,600	149,821

TABCORP Holdings, Ltd. (Australia)	41,706	136,831

Target Corp.	5,912	486,439

Tata Motors, Ltd. (India) †	50,083	292,379

Taylor Wimpey PLC (United Kingdom)	169,706	461,969

Thomson Reuters Corp. (Canada)	2,274	92,052

Thor Industries, Inc.	9,300	593,061

Toppan Printing Co., Ltd. (Japan)	74,000	620,694

Toyota Motor Corp. (Japan)	4,400	232,696

TUI AG (Germany)	20,707	319,640

Twenty-First Century Fox, Inc.	9,481	267,364

Valeo SA (France)	4,183	650,409

Vantiv, Inc. Class A †	4,353	234,540

Viacom, Inc. Class B	78,400	3,236,352

Vista Outdoor, Inc. †	2,851	147,995

Visteon Corp.	32,630	2,597,022

Volkswagen AG (Preference) (Germany)	1,702	216,477

Wal-Mart Stores, Inc.	253,788	17,381,940

Welspun India, Ltd. (India)	59,951	89,579

Wolters Kluwer NV (Netherlands)	21,173	843,510

Wolverine World Wide, Inc.	11,364	209,325

World Fuel Services Corp.	17,639	856,903

WPP PLC (United Kingdom)	52,330	1,219,484

Yamaha Motor Co., Ltd. (Japan)	32,100	533,930

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	55,000	188,950

Zee Entertainment Enterprises, Ltd. (India)	38,825	226,861

184,662,917
Consumer staples (5.2%)
Altria Group, Inc.	84,550	5,297,903

Anheuser-Busch InBev SA/NV (Belgium)	9,881	1,231,781

Ashtead Group PLC (United Kingdom)	42,720	526,676

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer staples cont.
Associated British Foods PLC (United Kingdom)	11,569	$554,442

Avon Products, Inc.	16,175	77,802

Barry Callebaut AG (Switzerland)	412	446,866

Bright Horizons Family Solutions, Inc. †	4,064	263,266

Brinker International, Inc.	7,566	347,658

British American Tobacco PLC (United Kingdom)	15,830	927,044

Bunge, Ltd.	77,100	4,369,257

Cal-Maine Foods, Inc. S	6,014	312,187

Campbell Soup Co.	78,900	5,033,031

Cheesecake Factory, Inc. (The) S	4,383	232,693

CK Hutchison Holdings, Ltd. (Hong Kong)	5,000	64,906

Coca-Cola Amatil, Ltd. (Australia)	226,425	1,534,325

Coca-Cola Enterprises, Inc.	98,000	4,972,520

Colgate-Palmolive Co.	4,670	329,936

Colruyt SA (Belgium)	1,124	65,482

ConAgra Foods, Inc.	144,400	6,443,128

Constellation Brands, Inc. Class A	2,690	406,432

Coty, Inc. Class A	17,785	494,957

Delivery Hero Holding GmbH (acquired 6/12/15, cost $123,232)
(Private) (Germany) † ∆∆ F	16	87,917

Dr. Pepper Snapple Group, Inc.	117,300	10,488,966

Edgewell Personal Care Co.	11,000	885,830

Energizer Holdings, Inc.	24,800	1,004,648

Estee Lauder Cos., Inc. (The) Class A	59,700	5,630,307

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

Geo Group, Inc. (The) R	30,960	1,073,383

Global Fashion Holding SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ∆∆ F	518	14,020

Grand Canyon Education, Inc. †	9,390	401,329

Heineken Holding NV (Netherlands)	2,710	210,854

Heineken NV (Netherlands)	6,818	617,388

Henkel AG & Co. KGaA (Preference) (Germany)	7,316	806,260

Hormel Foods Corp.	4,099	177,241

Imperial Brands PLC (United Kingdom)	43,319	2,398,155

ITOCHU Corp. (Japan)	51,400	632,995

ITT Educational Services, Inc. †	5,205	16,083

J Sainsbury PLC (United Kingdom)	133,274	527,675

Japan Tobacco, Inc. (Japan)	21,000	875,117

Jardine Cycle & Carriage, Ltd. (Singapore)	6,200	184,135

John B. Sanfilippo & Son, Inc.	10,701	739,332

Kao Corp. (Japan)	25,000	1,333,467

Kerry Group PLC Class A (Ireland)	13,451	1,252,800

Kforce, Inc.	14,238	278,780

Koninklijke Ahold NV (Netherlands)	68,948	1,547,773

Korn/Ferry International	7,796	220,549

Kroger Co. (The)	161,002	6,158,327

Kwality, Ltd. (India) †	54,801	93,469

Liberty Ventures Ser. A †	41,500	1,623,480

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer staples cont.
Lindt & Spruengli AG (Switzerland)	41	$253,458

Match Group, Inc. † S	2,162	23,912

McDonald’s Corp.	4,304	540,927

METRO AG (Germany)	16,098	498,035

Molson Coors Brewing Co. Class B	1,700	163,506

Monster Worldwide, Inc. †	48,082	156,747

Nestle SA (Switzerland)	24,724	1,846,227

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	1

Nomad Foods, Ltd. (United Kingdom) †	40,491	364,824

Nutraceutical International Corp. †	5,298	129,006

Omega Protein Corp. †	6,401	108,433

On Assignment, Inc. †	7,126	263,092

Papa John’s International, Inc.	3,657	198,173

Paylocity Holding Corp. †	3,078	100,774

PepsiCo, Inc.	132,875	13,617,030

Philip Morris International, Inc.	4,600	451,306

Pinnacle Foods, Inc.	6,170	275,676

Reckitt Benckiser Group PLC (United Kingdom)	10,783	1,041,269

SABMiller PLC (United Kingdom)	5,373	328,352

Sanderson Farms, Inc. S	5,544	499,958

Seven & i Holdings Co., Ltd. (Japan)	4,600	195,861

Shiseido Co., Ltd. (Japan)	5,900	131,688

Shutterfly, Inc. †	1,648	76,418

SpartanNash Co.	11,843	358,961

Starbucks Corp.	165,800	9,898,260

Svenska Cellulosa AB SCA Class B (Sweden)	7,817	243,178

Swedish Match AB (Sweden)	33,464	1,133,126

Sysco Corp.	5,823	272,109

Team Health Holdings, Inc. †	2,539	106,156

TrueBlue, Inc. †	6,651	173,924

Uni-President Enterprises Corp. (Taiwan)	146,000	256,307

Unilever NV ADR (Netherlands)	23,067	1,030,290

Unilever PLC (United Kingdom)	12,329	556,719

Vector Group, Ltd.	19,348	441,908

Vina Concha y Toro SA ADR (Chile)	3,700	128,020

WH Group, Ltd. 144A (Hong Kong) †	1,040,062	753,498

Wolseley PLC (United Kingdom)	5,548	312,403

Woolworths, Ltd. (Australia)	17,610	298,327

X5 Retail Group NV GDR (Russia) †	8,502	179,433

110,619,866
Energy (3.1%)
BP PLC (United Kingdom)	247,528	1,240,180

California Resources Corp.	21,099	21,732

Callon Petroleum Co. †	28,579	252,924

Caltex Australia, Ltd. (Australia)	14,155	369,135

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Energy cont.
CVR Energy, Inc. S	23,000	$600,300

Diamondback Energy, Inc. †	1,655	127,733

EnCana Corp. (Canada)	21,300	129,891

Exxon Mobil Corp.	27,395	2,289,948

Frank’s International NV (Netherlands)	1,188	19,578

Gulfport Energy Corp. †	4,764	135,012

Halliburton Co.	169,700	6,061,684

HollyFrontier Corp.	58,700	2,073,284

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	125

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	125

Northern Oil and Gas, Inc. †	30,559	121,930

Occidental Petroleum Corp.	225,376	15,422,480

OMV AG (Austria)	49,669	1,396,730

Pioneer Natural Resources Co.	1,300	182,962

Questar Corp.	33,000	818,400

Repsol YPF SA (Spain)	13,273	149,386

Royal Dutch Shell PLC Class A (United Kingdom)	60,220	1,452,773

Royal Dutch Shell PLC Class A (United Kingdom)	36,593	886,200

Royal Dutch Shell PLC Class B (United Kingdom)	48,001	1,169,091

Schlumberger, Ltd.	245,910	18,135,863

Statoil ASA (Norway)	67,687	1,060,440

Suncor Energy, Inc. (Canada)	28,332	789,042

SunEdison Semiconductor, Ltd. †	9,778	63,361

Tesoro Corp.	22,700	1,952,427

TonenGeneral Sekiyu KK (Japan)	19,000	171,860

Total SA (France)	39,126	1,779,544

Valero Energy Corp.	80,800	5,182,512

Vestas Wind Systems A/S (Denmark)	17,432	1,224,956

Whiting Petroleum Corp. † S	3,606	28,776

Woodside Petroleum, Ltd. (Australia)	26,533	527,997

65,838,381
Financials (10.1%)
3i Group PLC (United Kingdom)	223,713	1,458,868

Access National Corp.	6,575	130,382

Admiral Group PLC (United Kingdom)	11,897	337,856

AG Mortgage Investment Trust, Inc. R	3,828	50,032

Ageas (Belgium)	11,025	437,426

Agree Realty Corp. R	6,888	264,981

AIA Group, Ltd. (Hong Kong)	169,000	957,485

Allianz SE (Germany)	13,806	2,244,334

Allied World Assurance Co. Holdings AG	36,908	1,289,566

Allstate Corp. (The)	118,800	8,003,556

American Capital Agency Corp. R	163,303	3,042,335

American Equity Investment Life Holding Co.	25,063	421,058

American Financial Group, Inc.	14,832	1,043,728

Ameriprise Financial, Inc.	48,000	4,512,480

Amtrust Financial Services, Inc.	17,038	440,943

Anicom Holdings, Inc. (Japan) †	6,200	170,225

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Annaly Capital Management, Inc. R	335,958	$3,446,929

Aozora Bank, Ltd. (Japan)	74,000	258,403

Apollo Commercial Real Estate Finance, Inc. R	10,221	166,602

Arbor Realty Trust, Inc. R	38,971	263,834

Arlington Asset Investment Corp. Class A	4,434	55,558

ARMOUR Residential REIT, Inc. R	2,550	54,902

Ashford Hospitality Trust, Inc. R	23,807	151,889

Aspen Insurance Holdings, Ltd.	16,550	789,435

Assurant, Inc.	406	31,323

AvalonBay Communities, Inc. R	1,662	316,112

AXA SA (France)	60,554	1,423,614

Baloise Holding AG (Switzerland)	179	22,677

Banc of California, Inc.	8,542	149,485

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	15,251	369,379

Banco Santander SA (Spain)	106,282	464,409

Bank Hapoalim BM (Israel)	112,574	583,809

Bank of Ireland (Ireland) †	692,990	200,893

Bank of Montreal (Canada)	5,454	331,208

Bank of New York Mellon Corp. (The)	95,700	3,524,631

Bank of Nova Scotia (The) (Canada)	7,299	356,703

Bank of Queensland, Ltd. (Australia)	42,544	395,259

Barclays PLC (United Kingdom)	210,131	449,481

BNP Paribas SA/New York, NY (France)	41,266	2,069,223

BofI Holding, Inc. † S	15,917	339,669

Brandywine Realty Trust R	15,366	215,585

Broadridge Financial Solutions, Inc.	21,448	1,272,081

Canadian Imperial Bank of Commerce (Canada)	4,023	300,529

Capital One Financial Corp.	6,329	438,663

Cardinal Financial Corp.	12,738	259,218

Cardtronics, Inc. †	8,509	306,239

Care Capital Properties, Inc. R	1,194	32,047

CBL & Associates Properties, Inc. R	8,707	103,613

CBRE Group, Inc. Class A †	167,000	4,812,940

Challenger, Ltd. (Australia)	76,750	493,607

Chimera Investment Corp. R	92,737	1,260,296

Chubb, Ltd.	2,539	302,522

Citigroup, Inc.	415,800	17,359,650

Citizens & Northern Corp.	8,209	163,195

CNO Financial Group, Inc.	16,252	291,236

CNP Assurances (France)	43,282	673,305

Commonwealth Bank of Australia (Australia)	4,966	285,197

Communications Sales & Leasing, Inc. R	24,375	542,344

Community Healthcare Trust, Inc. R	11,147	206,108

CoreLogic, Inc. †	25,117	871,560

Credit Suisse Group AG (Switzerland)	25,831	365,087

Customers Bancorp, Inc. †	17,417	411,564

CYS Investments, Inc. R	12,393	100,879

Daiwa Securities Group, Inc. (Japan)	25,000	153,783

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Danske Bank A/S (Denmark)	7,238	$203,686

Delta Lloyd NV (Netherlands) S	21,070	97,811

Dexus Property Group (Australia) R	155,476	946,290

Discover Financial Services	730	37,172

DNB ASA (Norway)	10,890	128,659

E*Trade Financial Corp. †	162,900	3,989,421

East West Bancorp, Inc.	10,363	336,590

Employers Holdings, Inc.	20,754	584,018

Encore Capital Group, Inc. †	5,474	140,901

Endurance Specialty Holdings, Ltd.	720	47,045

EPR Properties R	3,600	239,832

Equity Commonwealth † R	1,367	38,577

Equity Lifestyle Properties, Inc. R	12,000	872,760

Essent Group, Ltd. †	9,278	192,982

Eurazeo SA (France)	4,060	274,437

Euronext NV 144A (France)	3,288	136,197

Everest Re Group, Ltd.	409	80,749

Farmers Capital Bank Corp. †	5,917	156,327

FCB Financial Holdings, Inc. Class A †	12,887	428,622

Federal Agricultural Mortgage Corp. Class C	5,907	222,871

Federated National Holding Co.	20,240	397,918

Fidelity Southern Corp.	18,350	294,334

Financial Institutions, Inc.	8,453	245,729

First BanCorp. (Puerto Rico) †	120,201	350,987

First Community Bancshares, Inc.	7,947	157,668

First Industrial Realty Trust R	7,772	176,735

FirstMerit Corp.	9,895	208,290

Flushing Financial Corp.	8,351	180,549

Four Corners Property Trust, Inc. R	1,909	34,267

Foxtons Group PLC (United Kingdom)	80,165	187,241

Fukuoka Financial Group, Inc. (Japan)	63,000	205,438

General Growth Properties R	115,000	3,418,950

Genworth Financial, Inc. Class A †	31,571	86,189

GPT Group (Australia) R	85,048	325,968

Grupo Financiero Banorte SAB de CV (Mexico)	77,500	439,194

Hang Lung Group, Ltd. (Hong Kong)	52,000	149,149

Hanmi Financial Corp.	16,460	362,449

HCI Group, Inc. S	8,776	292,241

Heartland Financial USA, Inc.	5,678	174,826

Heritage Insurance Holdings, Inc.	25,573	408,401

Hersha Hospitality Trust R	6,712	143,234

Hibernia REIT PLC (Ireland) R	455,979	673,469

Horizon Bancorp	6,504	160,779

HSBC Holdings PLC (United Kingdom)	330,665	2,048,908

ING Groep NV GDR (Netherlands)	75,074	904,035

Invesco Mortgage Capital, Inc. R	6,338	77,197

Investor AB Class B (Sweden)	47,414	1,676,934

Investors Real Estate Trust R S	17,524	127,224

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Japan Hotel REIT Investment Corp (Japan) R	801	$705,310

Jones Lang LaSalle, Inc.	25,300	2,968,196

JPMorgan Chase & Co.	349,917	20,722,085

Kennedy-Wilson Holdings, Inc.	13,849	303,293

Kerry Properties, Ltd. (Hong Kong)	172,500	473,648

KKR & Co. LP	10,000	146,900

Lazard, Ltd. Class A	8,814	341,983

Lend Lease Group (Australia)	13,651	145,138

Lexington Realty Trust R	34,831	299,547

Lincoln National Corp.	98,600	3,865,120

LTC Properties, Inc. R	9,126	412,860

Maiden Holdings, Ltd. (Bermuda)	14,042	181,703

MainSource Financial Group, Inc.	12,598	265,692

Medibank Private, Ltd. (Australia)	133,998	300,958

Meta Financial Group, Inc.	4,659	212,450

Metro Bank PLC (United Kingdom) †	14,824	400,270

MFA Financial, Inc. R	173,801	1,190,537

Mitsubishi Estate Co., Ltd. (Japan)	9,000	167,173

Mitsubishi UFJ Financial Group, Inc. (Japan)	275,900	1,278,438

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	198,300	870,409

Mitsui Fudosan Co., Ltd. (Japan)	10,000	249,500

Mizuho Financial Group, Inc. (Japan)	1,089,600	1,627,454

Morgan Stanley	325,800	8,148,258

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	10,304	2,095,557

National Health Investors, Inc. R	8,601	572,139

Natixis SA (France)	43,090	211,410

Nelnet, Inc. Class A	9,680	381,102

New World Development Co., Ltd. (Hong Kong)	720,000	685,904

NN Group NV (Netherlands)	25,766	840,624

Nomura Holdings, Inc. (Japan)	88,100	393,669

Nomura Real Estate Holdings, Inc. (Japan)	7,200	133,067

One Liberty Properties, Inc. R	8,350	187,124

Onex Corp. (Canada)	1,505	91,731

Oppenheimer Holdings, Inc. Class A	8,697	137,239

Opus Bank	7,540	256,360

ORIX Corp. (Japan)	96,600	1,378,038

Pacific Premier Bancorp, Inc. †	7,897	168,759

PacWest Bancorp	3,381	125,604

PennyMac Financial Services, Inc. Class A †	10,557	124,150

Peoples Bancorp, Inc.	7,641	149,305

Permanent TSB Group Holdings PLC (Ireland) †	131,379	404,604

Persimmon PLC (United Kingdom)	29,888	892,034

PNC Financial Services Group, Inc. (The)	4,051	342,593

Popular, Inc. (Puerto Rico)	59,061	1,689,735

Post Properties, Inc. R	3,089	184,537

PRA Group, Inc. †	4,793	140,866

ProAssurance Corp.	669	33,851

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Prudential Financial, Inc.	139,000	$10,038,580

Prudential PLC (United Kingdom)	55,918	1,037,127

Public Storage R	461	127,158

Ramco-Gershenson Properties Trust R	10,241	184,645

Realogy Holdings Corp. †	78,400	2,831,024

Regions Financial Corp.	287,600	2,257,660

Regus PLC (United Kingdom)	80,721	365,601

Reinsurance Group of America, Inc.	13,392	1,288,980

RenaissanceRe Holdings, Ltd.	666	79,807

Renasant Corp.	7,178	236,228

Republic Bancorp, Inc. Class A	5,050	130,442

Resona Holdings, Inc. (Japan)	318,400	1,136,163

SCOR SE (France)	7,659	271,668

Sekisui Chemical Co., Ltd. (Japan)	11,600	142,855

Select Income REIT R	6,427	148,142

Shinsei Bank, Ltd. (Japan)	101,000	131,921

Shriram Transport Finance Co., Ltd. (India)	13,957	200,885

Simon Property Group, Inc. R	8,900	1,848,441

Skandinaviska Enskilda Banken AB (Sweden)	18,711	177,632

SLM Corp. †	11,076	70,443

Societe Generale SA (France)	26,144	961,740

Sovran Self Storage, Inc. R	1,230	145,079

St James’s Place PLC (United Kingdom)	15,166	198,849

Starwood Property Trust, Inc. R	112,749	2,134,339

State Street Corp.	44,200	2,586,584

Stockland (Units) (Australia) R	64,651	211,614

Sumitomo Mitsui Financial Group, Inc. (Japan)	67,300	2,040,318

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	173,000	506,649

Sumitomo Realty & Development Co., Ltd. (Japan)	6,000	175,610

Sumitomo Warehouse Co., Ltd. (The) (Japan)	68,000	346,208

Summit Hotel Properties, Inc. R	22,054	263,986

Sun Hung Kai Properties, Ltd. (Hong Kong)	12,000	146,725

Surya Semesta Internusa Tbk PT (Indonesia)	2,723,800	147,899

Swedbank AB Class A (Sweden)	8,827	189,107

Swiss Life Holding AG (Switzerland)	2,704	718,376

Swiss Re AG (Switzerland)	23,615	2,175,281

Synchrony Financial †	352,803	10,111,334

Talmer Bancorp, Inc. Class A	14,087	254,834

TCF Financial Corp.	2,908	35,652

Two Harbors Investment Corp. R	124,629	989,554

U.S. Bancorp	3,894	158,057

UBS Group AG (Switzerland)	22,564	361,407

UniCredit SpA (Italy)	33,278	119,884

UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	5,521	15,470

United Community Banks, Inc.	8,414	155,407

United Insurance Holdings Corp.	29,265	562,181

Universal Health Realty Income Trust R	2,132	119,925

Validus Holdings, Ltd.	1,460	68,897

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Virgin Money Holdings UK PLC (United Kingdom)	100,927	$531,771

Voya Financial, Inc.	100,600	2,994,862

WageWorks, Inc. †	3,323	168,177

Wells Fargo & Co.	134,359	6,497,601

Western Alliance Bancorp †	8,869	296,047

Wharf Holdings, Ltd./The (Hong Kong)	25,000	136,645

Wheelock and Co., Ltd. (Hong Kong)	230,000	1,027,348

Woori Bank (South Korea)	16,999	140,618

Worldpay Group PLC (United Kingdom) †	87,845	345,564

XL Group PLC	7,520	276,736

213,223,841
Health care (7.2%)
AbbVie, Inc.	6,700	382,704

ACADIA Pharmaceuticals, Inc. †	7,957	222,478

Accuray, Inc. † S	16,574	95,798

AIN Holdings, Inc. (Japan)	7,300	374,259

Akorn, Inc. †	4,771	112,262

Alfresa Holdings Corp. (Japan)	14,100	270,486

Allergan PLC †	1,361	364,789

AMAG Pharmaceuticals, Inc. †	30,030	702,702

AmerisourceBergen Corp.	136,980	11,855,619

Amgen, Inc.	107,700	16,147,461

AmSurg Corp. †	5,850	436,410

Anacor Pharmaceuticals, Inc. †	1,441	77,021

Anthem, Inc.	83,300	11,577,867

Applied Genetic Technologies Corp. †	7,986	111,644

Aralez Pharmaceuticals, Inc. (Canada) † S	46,868	166,381

Ardelyx, Inc. †	16,129	125,322

ARIAD Pharmaceuticals, Inc. †	16,497	105,416

Asaleo Care, Ltd. (Australia)	61,818	86,244

Astellas Pharma, Inc. (Japan)	143,600	1,909,435

AstraZeneca PLC (United Kingdom)	36,198	2,021,205

AtriCure, Inc. †	7,693	129,473

Aurobindo Pharma, Ltd. (India)	18,042	202,944

Bayer AG (Germany)	2,637	309,910

Bio-Rad Laboratories, Inc. Class A †	288	39,375

Biospecifics Technologies Corp. †	3,372	117,413

Bruker Corp.	31,900	893,200

C.R. Bard, Inc.	31,300	6,343,571

Cardinal Health, Inc.	68,891	5,645,617

Cardiome Pharma Corp. (Canada) †	61,433	251,261

Catalent, Inc. †	5,629	150,125

Celgene Corp. †	1,700	170,153

Centene Corp. †	6,529	402,006

Charles River Laboratories International, Inc. †	30,691	2,330,675

Chemed Corp.	6,237	844,802

Clinigen Group PLC (United Kingdom)	25,255	211,754

Conmed Corp.	6,406	268,668

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Health care cont.
DaVita HealthCare Partners, Inc. †	2,658	$195,044

Depomed, Inc. †	4,979	69,357

DexCom, Inc. †	4,259	289,229

Dynavax Technologies Corp. †	11,048	212,564

Eagle Pharmaceuticals, Inc. † S	2,296	92,988

Emergent BioSolutions, Inc. †	10,447	379,748

Entellus Medical, Inc. † S	4,760	86,584

FivePrime Therapeutics, Inc. †	5,190	210,870

Gilead Sciences, Inc.	182,700	16,782,822

GlaxoSmithKline PLC (United Kingdom)	100,102	2,028,323

Globus Medical, Inc. Class A †	7,747	183,991

Greatbatch, Inc. †	12,844	457,760

Grifols SA (Spain)	8,783	194,999

Grifols SA ADR (Spain)	18,522	286,535

Halozyme Therapeutics, Inc. † S	8,122	76,915

HealthSouth Corp.	10,391	391,013

Hologic, Inc. †	84,700	2,922,150

Hua Han Health Industry Holdings, Ltd. (China) S	1,254,000	135,789

ICU Medical, Inc. †	7,144	743,690

Immune Design Corp. † S	5,237	68,081

Impax Laboratories, Inc. †	2,281	73,038

INC Research Holdings, Inc. Class A †	4,422	182,231

Incyte Corp. †	69,500	5,036,665

Inotek Pharmaceuticals Corp. † S	7,463	55,226

Insulet Corp. †	5,844	193,787

Insys Therapeutics, Inc. † S	7,257	116,039

Ionis Pharmaceuticals, Inc. †	1,996	80,838

Jazz Pharmaceuticals PLC †	8,629	1,126,516

Johnson & Johnson	7,117	770,059

Kindred Healthcare, Inc.	10,261	126,723

Lannett Co., Inc. † S	13,472	241,553

Ligand Pharmaceuticals, Inc. †	1,491	159,671

McKesson Corp.	37,329	5,869,985

Medicines Co. (The) † S	2,407	76,470

Medipal Holdings Corp. (Japan)	68,300	1,081,439

Medivation, Inc. †	2,900	127,155

MEDNAX, Inc. †	941	60,807

Merck & Co., Inc.	3,907	206,719

Merck Finanz SARL (Germany)	5,399	450,166

Merrimack Pharmaceuticals, Inc. † S	18,691	156,444

MiMedx Group, Inc. †	16,952	148,160

Molina Healthcare, Inc. †	1,172	75,582

Myriad Genetics, Inc. † S	3,364	125,915

Neurocrine Biosciences, Inc. †	7,796	308,332

Novartis AG (Switzerland)	38,149	2,755,708

Novavax, Inc. † S	9,262	47,792

Novo Nordisk A/S Class B (Denmark)	11,032	595,644

Nuvectra Corp. †	4,281	23,160

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (54.9%)* cont.	Shares	Value

Health care cont.
Omega Healthcare Investors, Inc. R S	13,891	$490,352

OncoMed Pharmaceuticals, Inc. †	3,774	38,155

Ophthotech Corp. †	4,270	180,493

OraSure Technologies, Inc. †	49,829	360,264

Pacira Pharmaceuticals, Inc. †	4,052	214,675

PerkinElmer, Inc.	1,688	83,488

Pfizer, Inc.	653,026	19,355,691

PharMerica Corp. †	9,269	204,938

Portola Pharmaceuticals, Inc. †	2,365	48,246

Prestige Brands Holdings, Inc. †	5,082	271,328

Prothena Corp. PLC (Ireland) † S	7,916	325,823

Providence Service Corp. (The) †	6,094	311,221

RadNet, Inc. †	24,792	119,745

Repligen Corp. †	5,613	150,541

Roche Holding AG (Switzerland)	9,222	2,262,926

Rockwell Medical, Inc. † S	22,377	168,051

Sage Therapeutics, Inc. †	1,963	62,934

Sanofi (France)	37,025	2,977,715

Select Medical Holdings Corp. †	26,999	318,858

Shionogi & Co., Ltd. (Japan)	8,000	376,525

Shire PLC (United Kingdom)	15,595	893,412

Spectranetics Corp. (The) †	8,183	118,817

STAAR Surgical Co. †	13,755	101,649

STADA Arzneimittel AG (Germany)	5,325	210,458

STERIS PLC (United Kingdom)	2,296	163,131

Sucampo Pharmaceuticals, Inc. Class A †	13,635	149,031

Supernus Pharmaceuticals, Inc. †	11,421	174,170

Surgical Care Affiliates, Inc. †	11,322	523,982

Suzuken Co., Ltd. (Japan)	21,900	744,302

TESARO, Inc. † S	6,740	296,762

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	11,110	594,496

Thermo Fisher Scientific, Inc.	3,193	452,097

Tokai Pharmaceuticals, Inc. † S	4,810	26,984

TransEnterix, Inc. † S	37,927	161,190

Trevena, Inc. †	10,184	84,222

Triple-S Management Corp. Class B (Puerto Rico) †	7,224	179,589

uniQure NV (Netherlands) †	5,210	61,895

Waters Corp. †	791	104,349

WellCare Health Plans, Inc. †	1,661	154,058

West Pharmaceutical Services, Inc.	8,501	589,289

Zeltiq Aesthetics, Inc. † S	8,475	230,181

Zoetis, Inc.	124,400	5,514,652

151,387,411
Technology (9.1%)
A10 Networks, Inc. †	17,431	103,192

Accenture PLC Class A	3,693	426,172

Advanced Energy Industries, Inc. †	20,553	715,039

Agilent Technologies, Inc.	131,400	5,236,290

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Technology cont.
Alibaba Group Holding, Ltd. ADR (China) † S	3,436	$271,547

Alphabet, Inc. Class A †	21,613	16,488,558

Amadeus IT Holding SA Class A (Spain)	12,028	514,068

Ambarella, Inc. †	3,042	135,977

Amdocs, Ltd.	76,980	4,651,132

Apigee Corp. †	15,352	127,575

Apple, Inc.	358,333	39,054,714

Aspen Technology, Inc. †	4,899	177,001

AtoS SE (France)	10,448	849,084

AVG Technologies NV (Netherlands) †	13,043	270,642

Blackbaud, Inc.	4,423	278,162

Brocade Communications Systems, Inc.	159,335	1,685,764

Brother Industries, Ltd. (Japan)	44,700	513,944

CACI International, Inc. Class A †	2,005	213,934

Casetek Holdings, Ltd. (Taiwan)	92,000	500,249

Cavium, Inc. †	3,812	233,142

CEVA, Inc. †	13,288	298,980

Ciena Corp. †	6,542	124,429

Cirrus Logic, Inc. †	10,822	394,029

Cisco Systems, Inc.	120,052	3,417,880

CompuGroup Medical SE (Germany)	8,022	338,893

Computer Sciences Corp.	117,395	4,037,214

CSG Systems International, Inc.	12,445	562,016

CSRA, Inc.	16,162	434,758

Cypress Semiconductor Corp. †	47,894	414,762

DSP Group, Inc. †	30,361	276,892

DST Systems, Inc.	1,652	186,296

eBay, Inc. †	509,627	12,159,700

EnerSys	9,163	510,562

Facebook, Inc. Class A †	1,300	148,330

Fidelity National Information Services, Inc.	1,489	94,269

Fiserv, Inc. †	2,536	260,143

Fujitsu, Ltd. (Japan)	46,000	170,275

GenMark Diagnostics, Inc. †	16,974	89,453

Genpact, Ltd. †	1,877	51,036

Gentex Corp.	1,284	20,146

Gigamon, Inc. †	3,014	93,494

GungHo Online Entertainment, Inc. (Japan) S	190,600	536,854

Honeywell International, Inc.	163	18,264

Hoya Corp. (Japan)	29,000	1,103,105

Iliad SA (France)	543	139,508

Imprivata, Inc. †	15,433	194,919

inContact, Inc. †	23,602	209,822

Infineon Technologies AG (Germany)	2,107	29,968

Infinera Corp. †	7,767	124,738

Ingram Micro, Inc. Class A	42,062	1,510,446

Integrated Device Technology, Inc. †	4,959	101,362

Intersil Corp. Class A	16,598	221,915

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (54.9%)* cont.	Shares	Value

Technology cont.
IntraLinks Holdings, Inc. †	10,515	$82,858

Intuit, Inc.	73,400	7,634,334

Ixia †	20,751	258,557

Jabil Circuit, Inc.	13,364	257,524

Jenoptik AG (Germany)	12,642	201,994

L-3 Communications Holdings, Inc.	66,333	7,860,461

Lattice Semiconductor Corp. †	70,797	402,127

Leidos Holdings, Inc. S	84,918	4,273,074

Lenovo Group, Ltd. (China)	238,000	185,311

Lexmark International, Inc. Class A	4,096	136,929

Manhattan Associates, Inc. †	3,618	205,756

Maxim Integrated Products, Inc.	143,490	5,277,562

MAXIMUS, Inc.	2,954	155,499

Mellanox Technologies, Ltd. (Israel) †	5,641	306,476

Mentor Graphics Corp.	22,015	447,565

Microsemi Corp. †	5,109	195,726

Microsoft Corp.	569,336	31,444,427

Mixi, Inc. (Japan)	6,800	252,557

MKS Instruments, Inc.	9,486	357,148

MobileIron, Inc. †	25,781	116,530

Monolithic Power Systems, Inc.	3,352	213,321

MTS Systems Corp.	2,008	122,187

Murata Manufacturing Co., Ltd. (Japan)	6,900	831,961

NCR Corp. †	20,330	608,477

NEC Corp. (Japan)	77,000	193,620

Netscout Systems, Inc. †	1,824	41,897

Nexon Co., Ltd. (Japan)	22,500	383,647

Nokia OYJ (Finland) †	104,380	617,108

Nuance Communications, Inc. †	87,700	1,639,113

NVIDIA Corp. S	240,200	8,558,326

ON Semiconductor Corp. †	38,130	365,667

Otsuka Corp. (Japan)	3,300	174,170

Paychex, Inc.	6,620	357,546

Perficient, Inc. †	12,754	277,017

Plantronics, Inc.	7,284	285,460

Plexus Corp. †	9,725	384,332

Power Integrations, Inc.	3,514	174,505

Proofpoint, Inc. †	5,307	285,410

QAD, Inc. Class A	9,601	204,021

QLogic Corp. †	46,119	619,839

RIB Software AG (Germany) S	18,135	187,608

Rovi Corp. †	10,157	208,320

Samsung Electronics Co., Ltd. (South Korea)	643	737,685

Sanmina Corp. †	9,245	216,148

Sartorius AG (Preference) (Germany)	839	213,746

Seiko Epson Corp. (Japan)	8,000	129,228

Semtech Corp. †	5,183	113,974

Silicon Laboratories, Inc. †	1,974	88,751

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Technology cont.
SK Hynix, Inc. (South Korea)	9,419	$231,851

Skyworks Solutions, Inc.	3,253	253,409

Skyworth Digital Holdings, Ltd. (China)	451,042	279,090

SoftBank Corp. (Japan)	5,600	267,001

Synaptics, Inc. †	2,843	226,701

Synchronoss Technologies, Inc. †	3,435	111,088

SYNNEX Corp.	4,063	376,193

Synopsys, Inc. †	1,854	89,808

Tech Data Corp. †	2,525	193,844

Tencent Holdings, Ltd. (China)	20,100	410,429

Teradyne, Inc. S	148,500	3,206,115

Tessera Technologies, Inc.	11,985	371,535

Tyler Technologies, Inc. †	1,815	233,427

Veeva Systems, Inc. Class A † S	7,381	184,820

VeriFone Systems, Inc. †	5,928	167,407

Verint Systems, Inc. †	4,492	149,943

Web.com Group, Inc. †	21,431	424,762

Woodward, Inc.	10,849	564,365

Xerox Corp.	541,100	6,038,676

Xilinx, Inc.	1,867	88,552

Yahoo Japan Corp. (Japan)	64,100	272,814

193,147,973
Transportation (1.6%)
Aegean Marine Petroleum Network, Inc. (Greece) S	30,775	232,967

Aena SA (Spain) †	2,075	266,910

Allegiant Travel Co.	1,635	291,128

ANA Holdings, Inc. (Japan)	216,000	608,589

AP Moeller — Maersk A/S (Denmark)	752	981,228

Aurizon Holdings, Ltd. (Australia)	79,713	241,972

Central Japan Railway Co. (Japan)	5,500	972,744

Delta Air Lines, Inc. S	253,731	12,351,625

Deutsche Post AG (Germany)	19,860	551,571

DHT Holdings, Inc. (Bermuda)	19,983	115,102

easyJet PLC (United Kingdom)	6,002	130,536

International Consolidated Airlines Group SA (Spain)	75,153	597,767

International Consolidated Airlines Group SA (Spain)	41,587	329,141

Japan Airlines Co., Ltd. (Japan)	19,400	710,532

Matson, Inc.	3,248	130,472

Qantas Airways, Ltd. (Australia)	276,012	861,119

Royal Mail PLC (United Kingdom)	122,934	845,198

Ryanair Holdings PLC ADR (Ireland)	8,212	704,754

Scorpio Tankers, Inc.	27,284	159,066

Singapore Airlines, Ltd. (Singapore)	21,500	182,164

United Parcel Service, Inc. Class B	97,150	10,246,411

Universal Truckload Services, Inc.	935	15,399

Wabtec Corp.	3,641	288,695

XPO Logistics, Inc. † S	4,670	143,369

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,543,900	1,122,545

		33,081,004

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (54.9%)* cont.	Shares	Value

Utilities and power (1.8%)
AES Corp.	127,800	$1,508,040

American Electric Power Co., Inc.	9,615	638,436

American Water Works Co., Inc.	1,117	76,995

Centrica PLC (United Kingdom)	185,407	603,871

China Resources Power Holdings Co., Ltd. (China)	300	561

China Water Affairs Group, Ltd. (China)	320,000	131,591

CLP Holdings, Ltd. (Hong Kong)	16,000	144,689

E.ON SE (Germany)	64,182	615,977

Electric Power Development Co., Ltd. (Japan)	11,600	362,291

Endesa SA (Spain)	49,776	953,180

Enel SpA (Italy)	168,296	744,877

ENI SpA (Italy)	41,288	624,077

Entergy Corp.	156,125	12,377,590

Iberdrola SA (Spain)	296,115	1,970,587

Korea Electric Power Corp. (South Korea)	4,538	238,884

PG&E Corp.	4,346	259,543

PPL Corp.	179,900	6,848,793

RWE AG (Germany)	54,113	699,764

Southern Co. (The)	8,597	444,723

SSE PLC (United Kingdom)	12,052	257,360

Talen Energy Corp. †	21,097	189,873

Tokyo Electric Power Co., Inc. (Japan) †	58,800	323,401

UGI Corp.	138,000	5,560,020

Vectren Corp.	13,700	692,672

Veolia Environnement SA (France)	33,503	806,289

		37,074,084

Total common stocks (cost $1,098,079,727)		$1,161,569,900

CORPORATE BONDS AND NOTES (14.4%)*	Principal amount	Value

Basic materials (1.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$250,000	$246,250

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	400,000	386,486

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	150,000	148,124

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	75,150

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	1,190,000	1,329,825

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	80,000	74,400

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	680,000	735,560

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	270,000	286,200

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	235,000	268,488

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	272,000	269,280

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	385,000	387,888

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	155,000	165,075

38 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Basic materials cont.
Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	$470,000	$444,103

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	47,000	43,460

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	58,000	54,569

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	98,000	111,557

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	60,000	48,000

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	90,000	73,350

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	340,000	329,800

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	370,000	326,525

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	67,000	62,478

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	214,078

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3 1/2s, 2024	965,000	992,702

E.I. du Pont de Nemours & Co. sr. unsec. notes 3 5/8s, 2021	525,000	557,943

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	295,000	298,923

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	369,000	250,920

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	365,000	396,025

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	1,283,000	1,065,532

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	680,000	533,375

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	670,000	596,300

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	303,000	321,559

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	155,000	162,750

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2024	115,000	118,163

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	305,000	218,075

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	270,000	267,300

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	35,000	33,950

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	410,000	364,900

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	215,000	184,900

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10 1/2s, 2023	260,000	245,050

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	147,000	152,696

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	369,155

Dynamic Asset Allocation Balanced Fund 39

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Basic materials cont.
LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	$255,000	$227,806

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	145,000	144,456

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	385,000	310,986

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	37,221

Monsanto Company sr. unsec. sub. notes 5 1/2s, 2025	815,000	934,578

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	29,187

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	12,000	12,399

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	125,000	119,375

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	90,000	76,275

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	345,000	335,081

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	440,000	444,092

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	70,000	71,190

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	315,223

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027	30,000	27,750

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	100,000	92,000

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	230,000	229,885

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	84,000	78,540

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	865,000	859,438

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9s, 2019 (Australia)	265,000	313,585

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	135,000	142,763

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2020	80,000	90,400

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	113,000	119,356

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2024	45,000	46,688

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2022	45,000	46,800

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	40,000	41,950

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	110,000	122,375

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	375,000	386,250

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	165,000	167,063

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	13,000	13,033

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	25,000	25,250

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	315,000	186,638

40 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Basic materials cont.
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	$165,000	$161,081

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	23,000	24,035

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	210,000	218,400

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	173,000	158,728

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	800,000	1,030,518

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	245,000	305,421

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	228,000	238,126

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	494,690

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	365,000	380,513

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	80,000	83,200

22,353,209
Capital goods (0.6%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	597,000	608,880

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	132,000	144,540

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	170,000	163,413

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	180,000	178,650

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	95,000	97,494

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	210,000	211,050

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	60,000	57,300

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	57,000	58,710

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	220,000	221,650

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	70,000	73,369

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	265,689

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	245,000	212,538

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	315,000	342,563

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	865,000	928,095

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	80,000	85,400

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	521,178

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	810,000	852,525

Dynamic Asset Allocation Balanced Fund 41

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Capital goods cont.
DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	$104,000	$102,700

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	315,000	268,931

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	290,000	290,997

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	245,000	248,463

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	65,000	68,250

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	315,000	313,425

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	686,000	924,484

Manitowoc Foodservice, Inc. 144A sr. unsec. notes 9 1/2s, 2024	345,000	376,050

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	245,000	210,088

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	240,000	259,830

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	240,000	256,162

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	295,000	295,369

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	265,000	266,988

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	180,000	183,150

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	157,551

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	100,000	103,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	100,000	102,500

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	385,000	395,588

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	509,000	492,458

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023	315,000	302,400

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	133,000	139,318

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	292,000	289,722

United Technologies Corp. sr. unsec. unsub. notes 5 3/8s, 2017	736,000	789,030

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	210,000	208,950

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	435,000	443,700

12,512,898
Communication services (1.4%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	194,831

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	200,832

42 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Communication services cont.
American Tower Corp. sr. unsec. notes 4s, 2025 R	$990,000	$1,021,314

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	535,000	595,727

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	765,000	746,225

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	765,000	766,792

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	869,616

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	240,000	253,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	40,000	38,800

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	70,000	72,843

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	199,000	201,985

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022	83,000	87,358

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	129,000	132,870

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024	330,000	344,850

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	960,000	1,068,217

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	480,000	506,312

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026	190,000	196,650

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	113,000	109,893

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	24,000	24,312

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	218,000	202,740

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	190,000	177,175

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	865,000	902,480

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	790,000	1,109,367

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	110,000	147,855

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	345,000	457,352

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	575,000	620,281

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	135,000	144,113

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113s, 2020	660,000	727,131

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	80,328

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	90,000	80,213

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	338,000	346,450

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8 3/4s, 2030 (Netherlands)	435,000	652,159

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	174,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	190,000	174,325

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	15,000	13,866

Dynamic Asset Allocation Balanced Fund 43

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Communication services cont.
Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	$30,000	$26,400

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	220,000	221,100

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	275,000	281,875

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	65,000	67,519

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	89,000	56,515

Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2022 (Bermuda)	128,000	68,480

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	28,000	8,330

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)	47,000	14,041

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	246,854

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	50,000	51,625

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	125,000	130,938

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	175,000	177,714

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	155,000	156,938

Numericable Sfr SA 144A company guaranty sr. notes 6s,
2022 (France)	400,000	390,000

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	301,525

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	53,000	54,855

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	125,765

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	513,139

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	497,000	362,810

Sprint Communications, Inc. sr. unsec. notes 7s, 2020	67,000	53,098

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	107,000	105,796

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	169,000	177,028

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023	318,000	243,203

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	465,000	355,144

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	582,000	611,100

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025	570,000	583,538

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	127,000	133,350

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023	50,000	51,063

44 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	$7,000	$7,298

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	47,000	49,115

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	43,000	43,860

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	213,000	219,923

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	538,645

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	512,500

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	342,000	373,647

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	240,000	271,920

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	627,000	645,144

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	58,000	71,340

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	3,454,000	3,459,875

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	815,000	823,922

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	199,839

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	512,000	580,187

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	317,501

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	340,000	350,200

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	1,498,000	1,494,658

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	285,000	262,200

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	237,000	237,000

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	193,000	157,416

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	374,000	273,955

29,902,950
Conglomerates (0.1%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	649,000	882,899

General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	378,000	389,340

1,272,239
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	350,000	424,326

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,425,000	1,881,400

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	852,429

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	74,000	76,035

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	$95,000	$97,138

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	215,000	223,331

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	310,000	279,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	1,015,000	1,099,059

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	515,000	435,549

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	217,000	176,855

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	132,000	56,430

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	110,000	117,150

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6 3/8s, 2026	75,000	77,813

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	214,000	204,370

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	344,000	304,010

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	264,000	283,140

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	65,000	68,413

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	377,000	508,386

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	84,000	86,940

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	93,000	96,371

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	99,000	101,351

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	26,063

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	53,000	53,448

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	175,000	160,125

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	420,000	417,900

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019	22,000	8,360

Daimler Finance North America, LLC 144A company guaranty
sr. unsec. unsub. notes 2 3/8s, 2018	1,592,000	1,617,653

Dana Holding Corp. sr. unsec. notes 6s, 2023	18,000	17,730

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	585,000	590,420

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	55,000	58,300

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020	40,000	41,850

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		$185,000	$191,475

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019		113,000	117,238

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	596,622

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026		915,000	916,605

Fiat Chrysler Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (Italy)		235,000	233,708

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		162,000	188,867

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047		390,000	553,013

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031		841,000	1,095,689

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		235,000	300,346

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8 1/8s, 2020		1,060,000	1,256,739

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		260,000	297,997

General Motors Co. sr. unsec. notes 5.2s, 2045		25,000	23,502

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046		360,000	409,236

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		177,000	179,946

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017		255,000	257,262

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016		365,000	365,658

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		288,000	285,062

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		170,000	165,106

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022		920,000	903,320

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		97,000	57,230

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020		130,000	135,200

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018		263,000	270,233

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		140,000	147,700

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	165,000	127,680

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)		$545,000	601,619

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	33,355

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022		795,000	822,375

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	206,485

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		851,000	919,499

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		394,000	388,090

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85s, 2026		893,000	931,812

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	98,037

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	$117,000	$86,580

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	132,000	135,960

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	65,000	66,788

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	340,000	329,800

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	100,000	80,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	245,000	225,400

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95s, 2064	515,000	466,133

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	107,000	120,108

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	53,000	57,638

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022	84,000	88,410

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	90,000	93,852

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025	30,000	31,088

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	330,000	343,200

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019	57,000	58,853

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	330,000	330,825

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021	145,000	146,813

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	125,000	126,563

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	238,000	255,844

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	151,000	157,795

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	305,000	274,500

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	490,000	535,518

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	230,000	248,860

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	45,000	46,125

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	79,625

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	175,000	187,688

Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	45,000	46,463

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	198,000	148,005

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	185,000	168,350

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	$375,000	$288,983

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	60,000	51,600

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	220,000	228,250

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	237,000	288,076

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	325,000	337,188

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85s, 2023	115,000	120,034

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55s, 2026	430,000	442,396

Omnicom Group, Inc. company guaranty sr. unsec. unsub.
notes 3.6s, 2026	1,225,000	1,254,836

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	95,000	99,038

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	152,000	158,460

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	172,000	171,140

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	127,000	129,540

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	110,000	109,175

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	786,000	806,200

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	268,000	303,510

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	495,000	509,231

QVC, Inc. company guaranty sr. notes 4.85s, 2024	195,000	193,845

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	90,000	92,925

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	284,000	288,260

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	263,000	272,205

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	125,000	128,750

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	150,000	155,438

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	135,000	138,544

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	40,000	33,800

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	725,000	587,250

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	40,000	24,000

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	115,000	117,300

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	87,000	91,785

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	323,000	333,094

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	$110,000	$110,550

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	140,000	146,650

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 7/8s, 2020	8,000	8,360

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	203,000	208,583

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	95,000	100,938

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	4,000	4,320

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	7,000	7,371

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	70,000	74,725

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024	310,000	314,650

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	30,000	30,713

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	110,000	105,875

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	77,000	75,460

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	90,000	86,175

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	60,000	62,550

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	335,000	345,050

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	460,000	430,358

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	65,000	62,319

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55s, 2018	865,000	872,709

Toyota Motor Credit Corp. sr. unsec. unsub. notes
Ser. MTN, 2s, 2018	798,000	812,398

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	130,000	127,007

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	29,625

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	215,000	212,313

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	254,000	259,080

Viacom, Inc. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	463,476

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	110,000	113,025

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,176,133

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	59,711

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	173,408

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	71,499

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5 5/8s, 2021	460,000	503,452

		43,258,171

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	$270,000	$280,800

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	65,000	66,300

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	10,000	12,356

Altria Group, Inc. company guaranty sr. unsec. unsub.
notes 4s, 2024	254,000	280,609

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	1,270,000	1,316,293

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	2,262,000	2,527,925

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	983,000	1,033,736

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65s, 2021	1,325,000	1,361,553

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1 1/4s, 2018	314,000	315,231

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	895,000	1,353,612

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	495,000	499,132

Ashtead Capital, Inc. 144A company guaranty notes
6 1/2s, 2022	250,000	265,625

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	240,000	248,400

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	113,000	109,610

BlueLine Rental Finance Corp. 144A notes 7s, 2019	337,000	310,461

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	31,363

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	387,410

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	215,000	184,363

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	312,000	293,280

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	430,000	461,921

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	207,000	235,032

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	30,000	30,713

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	125,000	127,500

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	103,000	115,875

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	198,000	199,980

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	24,000	24,480

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	886,020

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	732,000	821,404

CVS Pass-Through Trust sr. notes 6.036s, 2028	40,022	44,924

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	338,693	352,758

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer staples cont.
Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	$120,000	$123,150

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	1,263,000	1,269,480

Diageo Investment Corp. company guaranty sr. unsec.
notes 8s, 2022	165,000	212,704

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	193,000	123,520

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	550,000	541,785

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	509,000	649,219

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	462,000	519,984

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	176,000	183,991

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
notes 3 7/8s, 2024 (Mexico)	515,000	518,613

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2044 (Mexico)	400,000	369,158

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	64,740

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	34,860

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	43,000	44,075

Kellogg Co. sr. unsec. unsub. notes 3 1/4s, 2026	1,125,000	1,152,618

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	420,000	523,508

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	860,000	1,133,240

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	22,000	21,890

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	245,000	257,250

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	302,000	381,322

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	393,000	462,116

Newell Rubbermaid, Inc. sr. unsec. unsub. notes 4.2s, 2026	1,615,000	1,689,361

PepsiCo, Inc. sr. unsec. unsub. notes 7.9s, 2018	346,000	403,012

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	190,000	202,759

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	863,596

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	70,000	70,263

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	50,000	52,125

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	92,000	93,380

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	143,000	146,933

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	270,000	286,200

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	40,000	29,600

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Consumer staples cont.
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	$505,000	$520,148

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	155,000	166,819

27,290,085
Energy (0.9%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	174,746

Anadarko Petroleum Corp. sr. unsec. notes 5.95s, 2016	53,000	53,912

Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95s, 2019	215,000	232,714

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	310,000	312,954

Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	65,000	59,800

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	60,000	54,450

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	90,000	83,250

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	45,218

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	244,385

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	314,000	226,080

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	67,000	45,058

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	12,000	8,520

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	310,000	312,907

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	865,000	869,180

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	97,000	21,825

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	38,000	8,740

California Resources Corp. 144A company guaranty
notes 8s, 2022	359,000	138,215

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,515,000	1,561,698

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	201,000	98,490

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	851,000	849,526

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	130,000	127,400

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	54,000	53,055

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05s, 2017	865,000	852,486

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5s, 2022	165,000	142,209

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	170,000	142,163

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	285,000	254,600

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	$74,000	$33,300

Devon Financing Co. LLC company guaranty sr. unsec. unsub.
bonds 7 7/8s, 2031	120,000	117,669

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	65,000	56,439

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	58,000	44,660

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	27,000	4,793

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	275,000	48,125

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	160,000	112,000

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	186,077

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/4s, 2020	94,000	97,525

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5 1/2s, 2022	30,000	28,875

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	76,471

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	150,000	28,125

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	305,000	259,250

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	109,000	4,905

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021 (In default) †	75,000	8,625

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019 (In default) †	42,000	4,620

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	101,000	13,888

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10 3/8s, 2017 (Canada) F	100,000	5

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	191,300

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	168,711

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	75,625

Motiva Enterprises, LLC 144A sr. unsec. notes 5 3/4s, 2020	720,000	750,829

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	210,000	204,225

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	85,000	77,350

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	510,000	251,175

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	55,000	40,425

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	210,000	155,400

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	195,087

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	$16,000	$4,968

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/4s, 2017 (Venezuela)	100,000	50,750

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	131,000	101,689

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	960,666	509,153

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	575,000	177,388

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)	110,000	92,444

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	220,000	203,940

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,250,000	1,294,331

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	220,000	215,655

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	20,000	18,630

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	865,000	880,943

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	95,000	61,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	65,000	43,225

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	285,000	293,265

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020	47,000	49,291

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	260,000	650

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	185,000	44,863

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	90,000	84,825

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	143,000	143,358

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022	65,000	2,925

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	130,000	32,500

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	929,000	966,935

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	205,000	206,614

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	54,000	39,825

SM Energy Co. sr. unsec. sub. notes 5s, 2024	125,000	86,524

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	195,000	137,475

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	165,000	120,285

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	257,889

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	3,300

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Energy cont.
Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	$851,000	$854,351

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	60,000	11,250

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	112,000	56,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	40,000	26,600

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5s, 2019	195,000	135,038

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	395,000	300,200

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8 3/4s, 2032	135,000	120,150

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021	19,000	17,570

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031	7,000	5,793

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	123,000	91,635

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	122,000	101,260

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	40,000	37,143

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	169,000	147,453

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	418,000	305,140

18,544,033
Financials (4.5%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	928,000	928,793

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	830,000	837,404

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	450,000	587,481

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	85,000	84,627

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	130,000	121,875

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	292,000	332,880

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	70,000	78,400

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	217,000	240,328

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017	104,000	108,420

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	500,000	488,750

Ally Financial, Inc. unsec. sub. notes 8s, 2018	77,000	83,160

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	235,000	211,100

American Express Co. sr. unsec. bonds 8 1/8s, 2019	865,000	1,023,826

American Express Co. sr. unsec. notes 7s, 2018	627,000	687,743

American Express Co. sr. unsec. notes 6.15s, 2017	1,122,000	1,193,097

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	414,000	514,395

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	505,000	513,838

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	$370,000	$378,325

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	205,000

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	450,117

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	478,000	469,635

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	60,000	61,932

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,299,000	1,304,349

Bank of America Corp. sr. unsec. unsub. notes
Ser. MTN, 1.7s, 2017	555,000	555,747

Bank of America Corp. unsec. sub. FRN 1.394s, 2026	125,000	107,915

Bank of America Corp. unsec. sub. notes 6.11s, 2037	1,722,000	1,982,091

Bank of America, NA unsec. sub. notes Ser. BKNT, 5.3s, 2017	250,000	258,720

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	851,000	860,404

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	621,159

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	1,070,000	1,087,862

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05s,
2018 (Canada)	834,000	842,027

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	865,000	864,403

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.2s, 2017 (Japan)	877,000	875,924

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	314,000	337,550

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	725,000	922,942

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	422,000	379,800

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	295,000	292,050

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	240,000	263,592

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	190,000	200,031

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	1,070,000	1,071,935

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	242,973

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual
maturity (France)	100,000	108,000

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	460,758

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	316,598

Camden Property Trust sr. unsec. unsub. notes 4 7/8s, 2023 R	390,000	430,486

Cantor Fitzgerald LP 144A unsec. bonds 7 7/8s, 2019	395,000	437,287

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	655,000	680,345

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	215,000	217,689

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	$240,000	$247,453

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	102,272

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	370,000	372,441

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	44,000	43,890

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	63,000	63,315

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	84,000	87,150

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	77,000	79,657

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	273,000	276,241

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018	153,000	160,841

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	104,000	107,588

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	688,000	662,200

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	103,000	98,880

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	400,000	437,724

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	300,000	306,750

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	90,000	91,800

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	770,000	869,292

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	465,000	466,696

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,183,000	1,182,836

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	787,855

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	334,000	315,630

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	70,000	66,675

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	631,000	585,253

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	157,000	188,645

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	439,000	382,801

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	981,000	1,032,493

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	160,000	102,400

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031	125,000	145,000

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	269,000	283,294

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	110,000	116,188

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	135,000	134,663

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	435,000	445,145

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R	130,000	126,425

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	$245,000	$243,469

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	151,000	137,033

Five Corners Funding Trust 144A sr. unsec. bonds 4.419s, 2023	445,000	468,020

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)	2,237,000	2,430,261

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	536,000	170,180

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	990,000	1,138,682

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	1,015,000	1,030,358

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	500,000	506,432

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6 3/4s, 2037	164,000	195,002

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	229,572

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	425,000	426,669

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	305,000	296,295

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	55,000	52,890

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5 5/8s, 2035 (United Kingdom)	250,000	278,755

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	185,000	272,875

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	1,379,000	1,581,732

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	290,000	294,565

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡	25,000	23,000

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	190,000	187,150

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	237,000	230,483

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	127,000	120,523

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,326,003

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	33,000	35,145

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	110,000	119,900

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71s, 2026 (Italy)	250,000	242,625

iStar, Inc. sr. unsec. notes 5s, 2019 R	45,000	43,200

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	504,000	505,260

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	1,073,000	1,073,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	862,000	870,496

JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT, 6s, 2017	330,000	350,348

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	974,000	979,811

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	340,000	333,088

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	$725,000	$852,846

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,065,000	1,160,850

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	1,346,000	1,332,405

Lloyds Banking Group PLC unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	470,000	472,191

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	180,000	196,200

Lloyds Banking Group PLC 144A unsec. sub. notes 5.3s, 2045
(United Kingdom)	896,000	884,014

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	595,000	605,017

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	345,000

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	873,295

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	460,000	511,162

Metropolitan Life Global Funding I 144A sr. notes 3s, 2023	130,000	131,247

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	558,044

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85s, 2026 (Japan)	575,000	598,092

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	980,000	1,012,161

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R	105,000	110,513

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R	130,000	135,850

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	115,000	119,169

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	475,000	481,980

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020	235,000	225,013

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	93,188

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8 1/4s, 2031	210,000	289,509

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	230,000	239,200

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	405,000	342,225

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	115,000	90,275

OneAmerica Financial Partners, Inc. 144A sr. unsec.
notes 7s, 2033	520,000	586,864

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019	100,000	100,100

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	95,000	94,644

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	995,000	996,100

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	33,000	32,258

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	170,000	150,025

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	$870,000	$870,938

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	375,000	405,800

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	405,000	386,269

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	130,000	123,175

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	270,000	295,988

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	265,000	268,975

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	200,000	192,000

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	165,445

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	865,000	878,157

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	615,000	625,555

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	1,025,000	953,250

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	325,000	317,688

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)	865,000	831,602

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	695,000	715,279

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	129,000	129,190

Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	600,000	579,878

Santander Issuances SAU 144A company guaranty unsec. sub.
notes 5.911s, 2016 (Spain)	600,000	599,995

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	635,000	604,107

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	685,000	696,459

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes
6 1/8s, 2022 (Russia)	225,000	232,313

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95s, 2017 (Russia)	350,000	355,688

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	70,000	70,346

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	70,000	70,049

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	52,830

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	880,000	893,270

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	784,000	785,456

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	380,000	384,875

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	50,000	49,055

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	387,000	371,520

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019	55,000	52,525

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	510,000	646,829

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Financials cont.
Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	$490,000	$519,826

Standard Chartered PLC 144A jr. unsec. sub. FRB 7.014s,
perpetual maturity (United Kingdom)	400,000	401,000

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.634s, 2037	475,000	345,738

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	448,000	455,235

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	385,000	379,371

TIERS Trust/United States 144A sr. bonds stepped-coupon
stepped-coupon zero % (8 1/8s, 3/15/18), 2017 ††	600,000	627,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	40,000	32,000

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	235,000	307,845

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	290,000	288,188

UBS Group AG jr. unsec. sub. FRN 6 7/8s, perpetual
maturity (Switzerland)	581,000	558,851

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4 1/8s, 2026 (Jersey)	595,000	594,539

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3s, 2021 (Jersey)	2,320,000	2,322,768

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	890,000	891,978

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	170,000	170,000

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	395,000	393,025

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	500,000	515,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	1,900,000	1,922,580

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,599,000	1,686,283

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	700,000	680,750

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	110,494

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021	90,000	58,500

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	110,000	109,450

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	455,000	485,713

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	851,000	860,705

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6s, 2017	250,000	268,178

Westpac Banking Corp. sr. unsec. unsub. notes 4 7/8s,
2019 (Australia)	485,000	535,521

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	210,000	213,590

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6 1/2s, 2037	422,000	414,088

		96,258,237

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Health care (1.0%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	$16,000	$16,795

AbbVie, Inc. sr. unsec. notes 2.9s, 2022	500,000	507,188

AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	945,000	962,078

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	775,000	778,587

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	225,000	232,875

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	120,000	121,200

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	638,000	670,988

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	318,000	330,134

Actavis Funding SCS company guaranty sr. unsec. notes 2.35s,
2018 (Luxembourg)	615,000	622,264

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	286,000	373,966

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	235,000	207,388

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	777,156

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	865,000	874,841

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	558,191

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017
(United Kingdom)	865,000	922,740

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	975,000	1,031,254

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	155,000	156,550

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	230,000	242,075

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	325,000	338,813

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	60,000	60,750

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	244,000	220,210

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	490,000	531,716

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	145,000	124,338

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10 1/2s, 2018 (Luxembourg)	200,000	206,000

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	170,000	126,863

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	334,000	332,330

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	115,000	108,963

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	95,000	89,775

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	285,000	267,188

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	100,000	99,625

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	415,000	425,375

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	395,000	433,513

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	280,000	286,475

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	$197,000	$200,448

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	34,000	38,335

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	45,000	45,492

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	155,000	159,154

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	245,000	238,875

Johnson & Johnson sr. unsec. notes 5.15s, 2018	542,000	593,408

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	215,000	215,538

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	185,000	195,638

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	105,000	92,400

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	75,000	78,000

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	746,000	752,076

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	125,000	128,438

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	880,000	838,200

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	444,000	452,208

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	123,000	128,535

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	345,000	364,838

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	90,000	89,775

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	39,000	39,195

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	62,000	62,155

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	223,000	238,053

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	23,000	23,575

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	130,000	138,450

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	155,000	153,838

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	420,185

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	720,906

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	551,824

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	551,662

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7s, 2020	20,000	16,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	139,000	115,370

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	135,000	103,950

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	$150,000	$117,563

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	10,000	7,875

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	70,000	55,038

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	105,000	85,575

21,051,576
Technology (0.6%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	155,000	159,069

Apple, Inc. sr. unsec. notes 3.45s, 2024	335,000	356,789

Apple, Inc. sr. unsec. notes 2.1s, 2019	25,000	25,698

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	493,000	516,204

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	600,000	583,276

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	95,000	29,213

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	223,000	150,525

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15s, 2017	825,000	843,604

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	393,158

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	105,000	105,984

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	865,000	863,214

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	120,000	124,825

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5s, 2025	375,000	404,950

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	290,000	292,900

First Data Corp. 144A notes 5 3/4s, 2024	205,000	204,980

First Data Corp. 144A sr. notes 5 3/8s, 2023	160,000	164,000

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 6s, 2022	99,000	104,940

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	60,000	62,100

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	393,851

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	285,217

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	836,223

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	525,000	477,750

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	55,000	56,650

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	877,068

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	179,000	187,950

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	75,000	79,031

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	81,000	87,885

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	190,000	164,350

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Technology cont.
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	$665,000	$543,638

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	102,904

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	608,468

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	255,431

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	493,493

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	165,000	162,113

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	315,000	320,831

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	92,000	41,400

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	134,222

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	265,000	287,525

11,781,429
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	410,000	384,375

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	284,051

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	191,443

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	473,573

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	221,809	248,981

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	96,187

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	330,107	335,059

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	97,747	102,390

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	530,000	516,750

2,632,809
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	142,000	161,170

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	830,000	803,025

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	44,000	42,570

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	164,000	183,680

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5s, 2044	870,000	888,043

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	88,218

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	10,000	10,600

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6 1/8s, 2036	152,000	188,180

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	260,000	249,600

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	31,463

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	24,000	25,260

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	50,000	39,630

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	166,451

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	634,000	723,493

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	$275,000	$285,386

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	14,000	14,280

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	582,815

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	15,000	13,875

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	220,000	218,900

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	10,000	9,075

EDP Finance BV 144A sr. unsec. unsub. notes 5 1/4s,
2021 (Netherlands)	255,000	266,008

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,405,000	1,285,575

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,700,000	1,555,500

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	151,787

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	421,845

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	107,113	116,485

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	76,000	73,150

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	166,708

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	147,069

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	490,000	454,579

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	225,000	104,625

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	70,000	32,200

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	437,000	218,500

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	538,183

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	185,000	120,713

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	33,000	24,090

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	137,000	88,365

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	325,381

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	123,000	107,694

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	599,000	576,186

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	300,000	278,338

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7 3/4s, 2032	107,000	111,921

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	531,560

Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	307,311

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	193,597

Dynamic Asset Allocation Balanced Fund 67

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	$735,000	$732,244

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	60,000	55,800

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	448,772

Oncor Electric Delivery Co., LLC sr. notes 5.3s, 2042	175,000	204,200

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	170,000	183,685

Oncor Electric Delivery Co., LLC sr. notes 3 3/4s, 2045	760,000	713,492

Pacific Gas & Electric Co. sr. unsec. bonds 6.05s, 2034	255,000	325,160

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	456,000	463,883

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	706,008

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	20,000	20,403

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	201,599

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	839,000	639,738

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	65,000	61,086

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	114,000	110,750

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	77,000	68,640

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	57,000	50,293

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	150,000	138,000

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	64,000	18,560

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	180,000	121,950

Union Electric Co. sr. notes 6.4s, 2017	320,000	338,518

		18,525,865

Total corporate bonds and notes (cost $306,266,957)		$305,383,501

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association Pass-Through Certificates
4s, with due dates from March 15, 2046 to March 20, 2046 ##	$1,000,000	$1,086,250
3 1/2s, TBA, April 1, 2046	58,000,000	61,316,875

62,403,125
U.S. Government Agency Mortgage Obligations (9.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, TBA, April 1, 2046	1,000,000	1,046,992

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, April 1, 2046	22,000,000	25,090,314
4s, TBA, April 1, 2046	62,000,000	66,257,658
3 1/2s, with due dates from October 1, 2045 to November 1, 2045 ##	980,335	1,035,172
3 1/2s, TBA, May 1, 2046	1,000,000	1,046,602

68 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.9%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, April 1, 2046	$1,000,000	$1,048,594
3s, TBA, May 1, 2046	18,000,000	18,427,500
3s, TBA, April 1, 2046	38,000,000	38,982,657
3s, TBA, April 1, 2031	35,000,000	36,564,063

		189,499,552

Total U.S. government and agency mortgage obligations (cost $251,045,040)		$251,902,677

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2041 [i]	$176,324	$228,072

Total U.S. treasury obligations (cost $228,072)		$228,072

MORTGAGE-BACKED SECURITIES (3.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.3%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.933s,
2025 (Bermuda)	$513,046	$506,774

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037	142,241	234,621
IFB Ser. 2979, Class AS, 22.674s, 2034	5,692	6,217
IFB Ser. 3072, Class SM, 22.197s, 2035	80,090	124,235
IFB Ser. 3249, Class PS, 20.836s, 2036	91,487	139,818
IFB Ser. 2990, Class LB, 15.831s, 2034	174,038	225,357
Ser. 3391, PO, zero %, 2037	10,519	9,289
Ser. 3206, Class EO, PO, zero %, 2036	6,835	6,211
Ser. 3326, Class WF, zero %, 2035	3,701	3,086
FRB Ser. 3117, Class AF, zero %, 2036	7,058	5,511
FRB Ser. 3036, Class AS, zero %, 2035	1,307	1,297

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.302s, 2036	50,615	99,821
IFB Ser. 07-53, Class SP, 22.612s, 2037	119,924	187,100
IFB Ser. 05-75, Class GS, 18.951s, 2035	64,634	90,578
IFB Ser. 05-106, Class JC, 18.781s, 2035	65,985	101,127
IFB Ser. 05-83, Class QP, 16.268s, 2034	32,618	43,136
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.433s, 2025	680,000	676,214
Ser. 13-1, Class MI, IO, 3s, 2043	2,740,127	258,147
Ser. 07-14, Class KO, PO, zero %, 2037	39,107	34,250
Ser. 06-125, Class OX, PO, zero %, 2037	2,829	2,484
Ser. 06-84, Class OT, PO, zero %, 2036	4,397	3,852
Ser. 06-46, Class OC, PO, zero %, 2036	8,503	7,431

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5s, 2040	875,042	151,328
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	43,293	4,686
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	185,748	29,565
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	516,925	26,296
Ser. 13-14, IO, 3 1/2s, 2042	2,202,299	226,594
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,565,160	227,279

Dynamic Asset Allocation Balanced Fund 69

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	$3,846,262	$436,055
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	2,762,995	378,130
Ser. 15-H25, Class BI, IO, 1.989s, 2065	6,449,016	771,947
Ser. 15-H26, Class EI, IO, 1.708s, 2065	3,814,645	405,878
Ser. 06-36, Class OD, PO, zero %, 2036	5,308	4,673

5,428,987
Commercial mortgage-backed securities (2.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.316s, 2049	5,252,631	21,767

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.339s, 2051	12,691,371	59,575

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.393s, 2041	251,447	3,530
FRB Ser. 04-4, Class XC, IO, 0.082s, 2042	191,421	165

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.274s, 2041	218,848	1,335

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.477s, 2039	444,000	420,690
FRB Ser. 06-PW14, Class X1, IO, 0.643s, 2038	8,010,354	111,344

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4,
Class XW, IO, 0.388s, 2049	4,740,794	29,298

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.155s, 2044 F	2,145,507	4,082

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 6.085s, 2049	448,000	445,914
FRB Ser. 13-GC17, Class C, 5.105s, 2046	757,000	777,078
Ser. 14-GC21, Class AS, 4.026s, 2047	539,000	562,226

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.553s, 2049	60,526,307	225,158

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	545,000	532,193
FRB Ser. 14-CR18, Class C, 4.738s, 2047 F	1,408,000	1,333,050
FRB Ser. 05-LP5, Class D, 4.675s, 2043	131,190	131,062
FRB Ser. 14-UBS6, Class C, 4.466s, 2047	962,000	922,128
Ser. 13-LC6, Class AM, 3.282s, 2046 F	444,000	445,695
FRB Ser. 14-CR18, Class XA, IO, 1.28s, 2047	5,768,268	369,977
FRB Ser. 14-CR16, Class XA, IO, 1.243s, 2047	3,904,795	240,487
FRB Ser. 13-CR13, Class XA, IO, 1.141s, 2023	6,334,713	295,958
FRB Ser. 14-UBS6, Class XA, IO, 1.068s, 2047	7,314,471	451,224
FRB Ser. 14-LC17, Class XA, IO, 1.008s, 2047	10,871,478	540,854

COMM Mortgage Trust 144A
Ser. 13-LC13, Class AM, 4.557s, 2046 F	711,000	771,173
Ser. 13-LC13, Class E, 3.719s, 2046 F	456,000	333,141
FRB Ser. 07-C9, Class AJFL, 1.132s, 2049	953,000	892,485
FRB Ser. 06-C8, Class XS, IO, 0.54s, 2046 F	26,768,084	68,769

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.049s, 2049	38,609,751	19,305

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$75,342	$81,369
FRB Ser. 03-C3, Class AX, IO, 1.984s, 2038	205,105	4

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.801s, 2050	1,218,000	908,864

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	111,966	111,966

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.49s, 2044	358,000	380,278
FRB Ser. 11-LC3A, Class D, 5.47s, 2044	383,000	378,940

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, IO,
0.951s, 2020	577,035	8,656

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.818s, 2033	80,455	1

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
3.186s, 2032 F	15,499	13,873

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.081s, 2045	2,662,353	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.475s, 2044	377,093	367,666

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.192s, 2049	44,410,338	111,332

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.572s, 2043	1,263,649	3,209

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.611s, 2046	6,013,910	483,879

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.722s, 2046	5,016,430	377,499
FRB Ser. 14-GC22, Class XA, IO, 1.065s, 2047	4,311,579	257,391
FRB Ser. 14-GC24, Class XA, IO, 0.878s, 2047	11,334,955	562,214

GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.637s, 2044	592,000	603,011
FRB Ser. 12-GC6, Class D, 5.631s, 2045	314,000	293,917
FRB Ser. 13-GC12, Class D, 4.476s, 2046	1,204,000	998,260
FRB Ser. 06-GG6, Class XC, IO, zero %, 2038	633,617	6

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class XA, IO, 1.256s, 2047	8,817,464	396,786
FRB Ser. 14-C25, Class XA, IO, 1.006s, 2047	8,714,999	518,542

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	350,000	317,100

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	225,000	219,488
FRB Ser. 07-LD12, Class A3, 5.935s, 2051	25,398	25,366
FRB Ser. 05-LDP5, Class F, 5.529s, 2044	458,000	458,030
Ser. 06-LDP8, Class B, 5.52s, 2045	328,000	327,180
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,284,000	2,276,691
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	325,185
FRB Ser. 13-C10, Class C, 4.155s, 2047	1,041,000	994,780
FRB Ser. 13-LC11, Class C, 3.958s, 2046	494,000	458,531
FRB Ser. 06-LDP8, Class X, IO, 0.534s, 2045	6,994,042	9,459
FRB Ser. 07-LDPX, Class X, IO, 0.28s, 2049	19,361,749	92,679

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	$298,000	$271,424
FRB Ser. 12-C6, Class E, 5.192s, 2045	1,993,000	1,799,280
FRB Ser. 12-C8, Class D, 4.658s, 2045	659,000	603,117
FRB Ser. 05-CB12, Class X1, IO, 0.418s, 2037	891,840	4,009
FRB Ser. 06-LDP6, Class X1, IO, 0.127s, 2043	2,965,790	30

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	49,872	50,974
Ser. 98-C4, Class H, 5.6s, 2035	99,344	101,182

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.084s, 2041	486,000	483,619
Ser. 06-C7, Class A2, 5.3s, 2038	108,784	108,762
Ser. 06-C1, Class AJ, 5.276s, 2041	588,036	586,360
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	2,580,043	12,095

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.34s, 2040	1,180,653	10,647
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	304,106	16

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.313s, 2048	828,000	747,742

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	700	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.837s, 2050	31,030	31,002

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.405s, 2039	712,856	990
FRB Ser. 05-MCP1, Class XC, IO, 0.02s, 2043	530,707	2

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.322s, 2044	19,192	236
FRB Ser. 06-C4, Class X, IO, 5.48s, 2045	904,296	53,625
FRB Ser. 07-C5, Class X, IO, 5.099s, 2049	263,687	27,186

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AJ,
5.954s, 2046	315,000	316,524

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.414s, 2046	1,182,000	1,263,047
FRB Ser. 14-C17, Class XA, IO, 1.268s, 2047	5,522,509	355,097

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.071s, 2045	12,182,812	894,218

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	444,000	438,095
Ser. 07-IQ14, Class A2, 5.61s, 2049	247,669	247,794
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	335,280
Ser. 07-HQ11, Class AJ, 5.508s, 2044	361,000	360,531

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.178s, 2049	484,000	479,741
FRB Ser. 11-C3, Class E, 5.178s, 2049	526,000	512,903

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	1,001,405	1,002,407

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8s, 2038	449,937	112,484

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	$326,000	$338,551
FRB Ser. 12-C4, Class XA, IO, 1.807s, 2045	8,810,955	741,338

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	162,000	161,984
FRB Ser. 06-C29, IO, 0.37s, 2048	54,995,583	74,794
FRB Ser. 07-C34, IO, 0.301s, 2046	8,141,853	56,179

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.078s, 2045	7,957,209	1,910
FRB Ser. 05-C18, Class XC, IO, 0.014s, 2042	810,740	81

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.459s, 2050	5,640,212	406,321

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.298s, 2046 F	676,000	537,420

WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 4.837s, 2045	1,407,000	1,430,919
Ser. 14-C19, Class C, 4.646s, 2047	364,000	355,519
Ser. 13-C18, Class AS, 4.387s, 2046	725,000	796,971
Ser. 13-C12, Class AS, 3.56s, 2048	581,000	609,382
FRB Ser. 14-C22, Class XA, IO, 0.949s, 2057	10,858,757	592,237
FRB Ser. 13-C14, Class XA, IO, 0.886s, 2046	7,992,047	346,295

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	1,058,000	1,060,645
FRB Ser. 11-C3, Class D, 5.62s, 2044	524,000	531,703
FRB Ser. 11-C2, Class D, 5.602s, 2044	1,331,000	1,333,928
Ser. 11-C4, Class E, 5.265s, 2044	682,000	667,473
FRB Ser. 13-C17, Class D, 5 1/8s, 2046	371,000	337,054
FRB Ser. 12-C9, Class D, 4.803s, 2045	946,000	836,832
FRB Ser. 13-C15, Class D, 4.48s, 2046	1,028,000	907,102
Ser. 14-C19, Class D, 4.234s, 2047	576,000	460,188
FRB Ser. 12-C9, Class XA, IO, 2.157s, 2045	7,856,495	694,828
FRB Ser. 12-C10, Class XA, IO, 1.736s, 2045	6,844,513	545,987
FRB Ser. 13-C12, Class XA, IO, 1.407s, 2048	3,351,936	215,054

47,622,929
Residential mortgage-backed securities (non-agency) (0.6%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.505s, 2036	472,304	354,505
FRB Ser. 15-RR5, Class 2A3, 1.392s, 2046	490,000	312,291

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.321s, 2035	388,853	299,416
FRB Ser. 06-OA7, Class 1A2, 1.291s, 2046	1,923,025	1,384,578
FRB Ser. 05-59, Class 1A1, 0.758s, 2035	705,345	545,165
FRB Ser. 06-OC2, Class 2A3, 0.723s, 2036 F	369,071	321,092
FRB Ser. 06-OA10, Class 4A1, 0.623s, 2046	2,656,774	1,793,322
FRB Ser. 06-OC8, Class 2A2A, 0.553s, 2036 F	432,480	410,856

Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Notes FRB Ser. 16-HQA1, Class M3,
6.791s, 2028	1,171,350	1,214,303

Dynamic Asset Allocation Balanced Fund 73

MORTGAGE-BACKED SECURITIES (3.1%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
FRB Ser. 15-C04, Class 1M2, 6.133s, 2028		$800,000	$805,434
FRB Ser. 16-C02, Class 1M2, 6.435s, 2028		920,000	951,464

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.735s, 2035		964,250	376,058
Ser. 15-R4, Class CB1, 0.598s, 2047 F		160,000	114,400

Nomura Resecuritization Trust 144A
FRB Ser. 14-3R, Class 3A9, 0.956s, 2035		1,343,000	1,048,614
FRB Ser. 15-1R, Class 6A9, 0.62s, 2047		1,150,000	615,135
FRB Ser. 15-4R, Class 1A14, 0.601s, 2047		550,000	247,995

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.393s, 2045		815,541	710,581
FRB Ser. 05-AR19, Class A1C3, 0.933s, 2045		132,378	107,081
FRB Ser. 05-AR13, Class A1C3, 0.923s, 2045		369,787	298,818
FRB Ser. 05-AR11, Class A1B3, 0.833s, 2045		627,974	552,366

			12,463,474

Total mortgage-backed securities (cost $67,736,749)			$65,515,390

ASSET-BACKED SECURITIES (1.6%)*		Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017		$2,711,000	$2,711,000
FRB Ser. 15-4, Class A, 1.402s, 2016		2,828,000	2,828,000
FRB Ser. 15-2, Class A, 1.235s, 2016		2,771,000	2,771,000
FRB Ser. 14-3, Class A, 1.056s, 2016		16,127,000	16,127,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016		10,170,000	10,170,000

Total asset-backed securities (cost $34,607,000)			$34,607,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. notes 8s, 2020 (Argentina)		$32,920	$35,554

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		1,069,755	1,080,453

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		932,355	1,116,495

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		470,000	475,288

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	5,212	1,314,190

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$580,000	627,850

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		1,000,000	1,030,000

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		300,000	278,625

Croatia (Republic of) 144A sr. unsec. unsub. notes 6s,
2024 (Croatia)		200,000	218,000

Indonesia (Republic of) 144A sr. unsec. notes 5 1/4s,
2042 (Indonesia)		475,000	477,320

74 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)* cont.	Principal amount	Value

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)	$400,000	$416,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)	400,000	443,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3 3/8s,
2023 (Indonesia)	360,000	352,368

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)	475,000	497,918

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	200,000	204,888

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)	800,000	809,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	790,000	795,925

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)	300,000	286,338

Total foreign government and agency bonds and notes (cost $10,972,206)		$10,459,212

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$370,558	$246,421

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	1,232,688	1,130,606

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	94,525	86,609

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	348,788	283,390

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	72,567	70,753

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	160,780	151,334

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	158,363	117,915

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	204,840	187,201

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	722,336	202,856

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	7,413	2,082

Total senior loans (cost $3,290,474)		$2,479,167

INVESTMENT COMPANIES (0.1%)*	Shares	Value

Hercules Capital, Inc.	13,843	$166,254

iShares Russell 2000 Value ETF	6,714	625,812

Medley Capital Corp. S	29,864	197,102

Solar Capital, Ltd.	11,674	201,727

Total investment companies (cost $1,309,285)		$1,190,895

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	5,340	$130,883

HSBC USA, Inc. $0.88 pfd.	22,450	512,758

M/I Homes, Inc. Ser. A, $2.438 pfd.	4,157	103,925

Total preferred stocks (cost $724,177)		$747,566

Dynamic Asset Allocation Balanced Fund 75

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	34,700	$114,334

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	40,400	175,590

Total warrants (cost $282,465)				$289,924

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$62,000	$63,786

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	87,000	122,235

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	69,000	41,141

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020	21,000	12,219

Total convertible bonds and notes (cost $208,159)		$239,381

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$195,098

Total convertible preferred stocks (cost $137,227)		$195,098

SHORT-TERM INVESTMENTS (27.6%)*	Principal amount/shares		Value

Federal Farm Credit Banks Funding Corporation discount
notes 0.28%, April 11, 2016		$19,000,000	$18,998,900

Federal Home Loan Banks unsec. discount notes 0.25%,
April 15, 2016		40,000,000	39,996,719

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	45,576,659	45,576,659

Putnam Money Market Liquidity Fund 0.30% L	Shares	164,908,340	164,908,340

Putnam Short Term Investment Fund 0.44% L	Shares	278,822,222	278,822,222

U.S. Treasury Bills 0.04%, April 28, 2016 # §		$120,000	119,985

U.S. Treasury Bills 0.07%, April 14, 2016 # Δ §		6,414,000	6,413,763

U.S. Treasury Bills 0.24%, April 7, 2016 # Δ		10,572,000	10,571,788

U.S. Treasury Bills 0.26%, April 21, 2016 # Δ §		11,126,000	11,125,353

U.S. Treasury Bills 0.29%, May 26, 2016 # Δ §		786,000	785,840

U.S. Treasury Bills 0.30%, May 19, 2016 # Δ §		2,329,000	2,328,591

U.S. Treasury Bills 0.31%, May 12, 2016 # Δ §		1,360,000	1,359,850

U.S. Treasury Bills 0.31%, May 5, 2016 # Δ §		1,816,000	1,815,843

Total short-term investments (cost $582,820,452)			$582,823,853

TOTAL INVESTMENTS

Total investments (cost $2,357,707,990)			$2,417,631,636

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
USD/$	United States Dollar

76 Dynamic Asset Allocation Balanced Fund

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,114,524,294.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $101,940, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Dynamic Asset Allocation Balanced Fund 77

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $646,159,257 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $254,308,499) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$1,032,017	$1,051,140	$(19,123)

	British Pound	Buy	6/15/16	2,096,962	2,047,339	49,623

	Canadian Dollar	Sell	4/20/16	1,722,716	1,582,782	(139,934)

	Czech Koruna	Buy	6/15/16	185,607	251,582	(65,975)

	Euro	Sell	6/15/16	3,300,423	3,240,512	(59,911)

	Hong Kong Dollar	Sell	5/18/16	1,995,961	1,983,470	(12,491)

	Japanese Yen	Sell	5/18/16	2,187,172	2,162,244	(24,928)

	Mexican Peso	Buy	4/20/16	3,713,893	3,647,685	66,208

	Mexican Peso	Sell	4/20/16	3,713,893	3,479,319	(234,574)

	New Zealand Dollar	Buy	4/20/16	3,313,138	3,271,712	41,426

	Norwegian Krone	Sell	6/15/16	2,453,172	2,344,443	(108,729)

	South Korean Won	Buy	5/18/16	169,129	210,229	(41,100)

	Swedish Krona	Buy	6/15/16	1,043,590	1,012,293	31,297

Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	1,070,087	1,017,670	52,417

	Australian Dollar	Sell	4/20/16	1,070,087	995,719	(74,368)

	Canadian Dollar	Buy	4/20/16	1,141,445	1,123,754	17,691

	Canadian Dollar	Sell	4/20/16	1,141,445	1,066,298	(75,147)

	Euro	Buy	6/15/16	3,436,245	3,345,741	90,504

	Hong Kong Dollar	Buy	5/18/16	1,746,720	1,741,816	4,904

	Japanese Yen	Buy	5/18/16	4,733,764	4,681,436	52,328

	Mexican Peso	Buy	4/20/16	2,848,718	2,814,620	34,098

	Mexican Peso	Sell	4/20/16	2,848,718	2,776,679	(72,039)

	New Zealand Dollar	Buy	4/20/16	1,386,540	1,365,130	21,410

	Norwegian Krone	Sell	6/15/16	4,207,299	4,086,168	(121,131)

	Singapore Dollar	Buy	5/18/16	1,804,862	1,705,175	99,687

	Swedish Krona	Buy	6/15/16	4,307,575	4,137,250	170,325

	Swiss Franc	Buy	6/15/16	4,403,438	4,279,023	124,415

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $254,308,499) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	4/20/16	$1,639,523	$1,596,292	$43,231

	British Pound	Buy	6/15/16	2,620,879	2,595,911	24,968

	Canadian Dollar	Sell	4/20/16	4,911,662	4,662,924	(248,738)

	Danish Krone	Sell	6/15/16	1,208,247	1,168,119	(40,128)

	Euro	Sell	6/15/16	1,213,497	1,193,385	(20,112)

	Japanese Yen	Sell	5/18/16	22,060	20,543	(1,517)

	Mexican Peso	Buy	4/20/16	2,824,001	2,790,306	33,695

	Mexican Peso	Sell	4/20/16	2,824,001	2,599,503	(224,498)

	New Zealand Dollar	Buy	4/20/16	3,197,392	3,113,854	83,538

	Singapore Dollar	Buy	5/18/16	4,258,843	4,117,564	141,279

	Singapore Dollar	Sell	5/18/16	4,219,604	4,048,857	(170,747)

	South African Rand	Buy	4/20/16	2,179,419	1,983,543	195,876

	South African Rand	Sell	4/20/16	2,179,419	2,008,839	(170,580)

	South Korean Won	Buy	5/18/16	2,131,967	2,023,975	107,992

	South Korean Won	Sell	5/18/16	2,137,594	2,046,970	(90,624)

Credit Suisse International
	Australian Dollar	Buy	4/20/16	2,817,002	2,487,777	329,225

	British Pound	Buy	6/15/16	1,855,905	1,817,122	38,783

	Canadian Dollar	Sell	4/20/16	1,657,652	1,549,368	(108,284)

	Euro	Sell	6/15/16	117,461	112,126	(5,335)

	Hong Kong Dollar	Sell	5/18/16	2,456,712	2,436,801	(19,911)

	Japanese Yen	Buy	5/18/16	2,084,933	2,068,064	16,869

	New Taiwan Dollar	Buy	5/18/16	102,753	139,309	(36,556)

	New Zealand Dollar	Buy	4/20/16	1,515,684	1,544,407	(28,723)

	Norwegian Krone	Sell	6/15/16	4,717,318	4,587,209	(130,109)

	Swiss Franc	Sell	6/15/16	1,435,471	1,395,398	(40,073)

Deutsche Bank AG
	Japanese Yen	Buy	5/18/16	1,995,918	2,007,374	(11,456)

	Japanese Yen	Sell	5/18/16	2,103,141	1,958,991	(144,150)

	New Zealand Dollar	Buy	4/20/16	2,142,345	2,005,027	137,318

Goldman Sachs International
	Australian Dollar	Buy	4/20/16	2,109,687	2,063,262	46,425

	Australian Dollar	Sell	4/20/16	2,109,687	2,077,534	(32,153)

	British Pound	Sell	6/15/16	2,122,389	2,141,010	18,621

	Canadian Dollar	Buy	4/20/16	2,100,785	2,286,049	(185,264)

	Euro	Buy	6/15/16	764,978	699,209	65,769

	Japanese Yen	Buy	5/18/16	1,778,857	1,791,390	(12,533)

	New Zealand Dollar	Buy	4/20/16	4,184,828	3,892,730	292,098

	South African Rand	Buy	4/20/16	2,179,419	1,993,540	185,879

	South African Rand	Sell	4/20/16	2,179,419	2,007,969	(171,450)

	South Korean Won	Buy	5/18/16	2,193,186	2,100,643	92,543

	South Korean Won	Sell	5/18/16	2,191,460	2,075,979	(115,481)

Dynamic Asset Allocation Balanced Fund 79

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $254,308,499) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Swedish Krona	Buy	6/15/16	$4,300,128	$4,180,980	$119,148

	Swedish Krona	Sell	6/15/16	4,149,463	3,927,757	(221,706)

HSBC Bank USA, National Association
	British Pound	Buy	6/15/16	1,530,522	1,498,624	31,898

	Canadian Dollar	Sell	4/20/16	2,874,787	2,762,296	(112,491)

	Euro	Buy	6/15/16	1,045,630	1,018,211	27,419

	Hong Kong Dollar	Sell	5/18/16	1,993,382	1,981,110	(12,272)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	935,196	1,100,581	(165,385)

	British Pound	Buy	6/15/16	2,638,262	2,577,379	60,883

	Canadian Dollar	Sell	4/20/16	987,137	778,555	(208,582)

	Euro	Sell	6/15/16	7,553,193	7,218,151	(335,042)

	Hong Kong Dollar	Sell	5/18/16	2,015,599	2,009,629	(5,970)

	Japanese Yen	Sell	5/18/16	2,171,499	2,115,509	(55,990)

	Mexican Peso	Buy	4/20/16	3,170,923	3,060,037	110,886

	Mexican Peso	Sell	4/20/16	3,170,923	3,122,770	(48,153)

	New Zealand Dollar	Buy	4/20/16	2,294,487	2,190,878	103,609

	Norwegian Krone	Sell	6/15/16	5,145,805	4,984,032	(161,773)

	Singapore Dollar	Buy	5/18/16	2,140,511	2,046,160	94,351

	Singapore Dollar	Sell	5/18/16	2,116,181	1,998,109	(118,072)

	South Korean Won	Buy	5/18/16	96,801	87,928	8,873

	Swedish Krona	Buy	6/15/16	1,638,001	1,572,917	65,084

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/20/16	3,133,738	3,207,225	(73,487)

	British Pound	Sell	6/15/16	880,043	945,066	65,023

	Canadian Dollar	Sell	4/20/16	1,885,493	1,754,752	(130,741)

	Euro	Sell	6/15/16	2,131,288	2,032,577	(98,711)

	Japanese Yen	Buy	5/18/16	2,101,456	1,957,729	143,727

	New Zealand Dollar	Buy	4/20/16	4,981,655	4,832,643	149,012

	Norwegian Krone	Sell	6/15/16	4,942,199	4,727,371	(214,828)

	Swedish Krona	Buy	6/15/16	4,456,845	4,440,452	16,393

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	2,414,857	2,253,006	161,851

	Canadian Dollar	Sell	4/20/16	3,128,347	2,890,851	(237,496)

	Euro	Sell	6/15/16	3,244,886	3,127,529	(117,357)

	New Taiwan Dollar	Buy	5/18/16	102,756	142,262	(39,506)

	South Korean Won	Buy	5/18/16	73,305	90,157	(16,852)

	Swedish Krona	Buy	6/15/16	118,877	112,511	6,366

UBS AG
	Australian Dollar	Buy	4/20/16	2,454,995	2,291,158	163,837

	Australian Dollar	Sell	4/20/16	2,106,853	2,114,219	7,366

	British Pound	Buy	6/15/16	3,926,004	3,882,500	43,504

80 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $254,308,499) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Canadian Dollar	Sell	4/20/16	$793,021	$717,523	$(75,498)

	Euro	Buy	6/15/16	3,735,029	3,640,721	94,308

	Japanese Yen	Sell	5/18/16	2,072,888	2,095,264	22,376

	New Taiwan Dollar	Buy	5/18/16	2,087,666	2,054,806	32,860

	New Taiwan Dollar	Sell	5/18/16	2,092,600	2,028,026	(64,574)

	New Zealand Dollar	Buy	4/20/16	2,017,413	1,970,057	47,356

WestPac Banking Corp.
	Australian Dollar	Buy	4/20/16	2,199,538	2,166,283	33,255

	Australian Dollar	Sell	4/20/16	2,199,538	1,998,262	(201,276)

	Canadian Dollar	Buy	4/20/16	1,852,923	1,973,834	(120,911)

Total						$(1,574,718)

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	374	$12,473,589	Jun-16	$(258,537)

MSCI EAFE Index Mini (Short)	170	13,816,750	Jun-16	24,310

Russell 2000 Index Mini (Short)	67	7,434,320	Jun-16	(276,999)

S&P 500 Index (Long)	34	17,437,750	Jun-16	519,606

S&P 500 Index E-Mini (Long)	791	81,136,825	Jun-16	2,840,418

S&P 500 Index E-Mini (Short)	134	13,745,050	Jun-16	(482,665)

S&P Mid Cap 400 Index
E-Mini (Long)	78	11,241,360	Jun-16	462,959

U.S. Treasury Bond 30 yr (Long)	90	14,799,375	Jun-16	(202,679)

U.S. Treasury Bond 30 yr (Short)	11	1,808,813	Jun-16	13,017

U.S. Treasury Bond Ultra
30 yr (Long)	188	32,435,875	Jun-16	(573,280)

U.S. Treasury Bond Ultra
30 yr (Short)	7	1,207,719	Jun-16	20,549

U.S. Treasury Note 2 yr (Long)	505	110,468,750	Jun-16	18,995

U.S. Treasury Note 2 yr (Short)	153	33,468,750	Jun-16	6,868

U.S. Treasury Note 5 yr (Long)	873	105,776,227	Jun-16	151,818

U.S. Treasury Note 5 yr (Short)	55	6,664,023	Jun-16	(6,555)

U.S. Treasury Note 10 yr (Long)	289	37,682,891	Jun-16	(258,583)

U.S. Treasury Note 10 yr (Short)	815	106,268,359	Jun-16	729,854

U.S. Treasury Note Ultra
10 yr (Short)	16	2,252,000	Jun-16	(26,735)

Total				$2,702,361

Dynamic Asset Allocation Balanced Fund 81

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $21,612,148) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3 1/2s,
April 1, 2046	$1,000,000	4/13/16	$1,046,992

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	1,000,000	4/13/16	1,048,594

Federal National Mortgage Association, 3s, April 1, 2046	18,000,000	4/13/16	18,465,469

Government National Mortgage Association, 4s,
April 1, 2046	1,000,000	4/20/16	1,069,297

Total			$21,630,352

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$5,047,200 E	$19,461	6/15/18	3 month USD-	0.90%	$3,083
			LIBOR-BBA

44,074,600 E	(100,645)	6/15/18	3 month USD-	1.20%	162,701
			LIBOR-BBA

59,364,800 E	133,446	6/15/18	1.20%	3 month USD-	(221,259)
				LIBOR-BBA

22,926,500 E	(162,109)	6/15/26	3 month USD-	1.90%	304,147
			LIBOR-BBA

31,663,800 E	223,031	6/15/26	1.90%	3 month USD-	(420,916)
				LIBOR-BBA

7,937,600 E	75,723	6/15/21	3 month USD-	1.25%	82,891
			LIBOR-BBA

5,288,800 E	(85,208)	6/15/26	1.65%	3 month USD-	(67,882)
				LIBOR-BBA

800,800 E	(22,670)	6/15/46	2.10%	3 month USD-	(12,036)
				LIBOR-BBA

43,902,000 E	(13,991)	6/15/21	3 month USD-	1.45%	455,190
			LIBOR-BBA

39,780,100 E	10,871	6/15/21	1.45%	3 month USD-	(414,259)
				LIBOR-BBA

7,741,700 E	(52,781)	6/15/46	3 month USD-	2.25%	118,659
			LIBOR-BBA

1,060,400 E	7,103	6/15/46	2.25%	3 month USD-	(16,379)
				LIBOR-BBA

2,800,000	(37)	3/18/26	1.78722%	3 month USD-	(38,772)
				LIBOR-BBA

2,800,000	(37)	3/18/26	1.79757%	3 month USD-	(41,519)
				LIBOR-BBA

Total	$32,157				$(106,351)

E Extended effective date.

82 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$64,822	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(575)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,420,664	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,386)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	178,770	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,559)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	5,308	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	355,449	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,916
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	49,720	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(221)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	199,505	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,822
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	110,035	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,092)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	382,576	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,066)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	565,134	—	1/12/40	5.00% (1 month	Synthetic MBX Index	896
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,352,362	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,623
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	474,922	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,642)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	203,655	—	1/12/41	5.00% (1 month	Synthetic MBX Index	546
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	352,764	—	1/12/41	5.00% (1 month	Synthetic MBX Index	945
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	692	—	12/16/16	(3 month USD-	A basket	1,060,923
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	15,436	—	11/23/16	3 month USD-	Russell 1000 Total	(6,822,654)
				LIBOR-BBA plus	Return Index
				0.02%

Dynamic Asset Allocation Balanced Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$2,001,000	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$9,218
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

685,284	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,974)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

319,935	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(4,372)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International
104,847	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(198)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

16,659	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

161,022	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,429)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

161,022	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,429)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,767,399	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,409)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

759,539	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(6,858)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

26,598	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(92)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

31,906	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(110)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

51,732	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(451)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

588,712	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,035)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$(5,799,671)

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$159
Index

CMBX NA BBB–	BBB–/P	2,953	49,000	5/11/63	300 bp	(42)
Index

CMBX NA BBB–	BBB–/P	6,050	98,000	5/11/63	300 bp	61
Index

CMBX NA BBB–	BBB–/P	5,757	101,000	5/11/63	300 bp	(416)
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	8,647	78,000	5/11/63	300 bp	3,880
Index

Credit Suisse International
CMBX NA BB Index	—	(23,899)	1,354,000	5/11/63	(500 bp)	126,027

CMBX NA BBB–	BBB–/P	7,730	534,000	5/11/63	300 bp	(24,906)
Index

CMBX NA BBB–	BBB–/P	14,683	1,118,000	5/11/63	300 bp	(53,645)
Index

CMBX NA BBB–	BBB–/P	5,232	147,000	1/17/47	300 bp	(8,000)
Index

CMBX NA BBB–	BBB–/P	25,039	730,000	1/17/47	300 bp	(40,673)
Index

CMBX NA BBB–	BBB–/P	233,976	3,132,000	1/17/47	300 bp	(47,956)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(242)	35,000	5/11/63	300 bp	(2,381)
Index

CMBX NA BBB–	BBB–/P	75	21,000	1/17/47	300 bp	(1,815)
Index

CMBX NA BBB–	BBB–/P	75	21,000	1/17/47	300 bp	(1,815)
Index

CMBX NA BBB–	BBB–/P	126	32,000	1/17/47	300 bp	(2,755)
Index

CMBX NA BBB–	BBB–/P	171	40,000	1/17/47	300 bp	(3,430)
Index

CMBX NA BBB–	BBB–/P	143	40,000	1/17/47	300 bp	(3,458)
Index

CMBX NA BBB–	BBB–/P	143	40,000	1/17/47	300 bp	(3,458)
Index

CMBX NA BB Index	—	(1,839)	215,000	5/11/63	(500 bp)	21,967

CMBX NA BB Index	—	(1,113)	105,000	5/11/63	(500 bp)	10,513

CMBX NA BB Index	—	909	54,000	5/11/63	(500 bp)	6,888

CMBX NA BB Index	—	492	48,000	5/11/63	(500 bp)	5,807

CMBX NA BB Index	—	58	48,000	5/11/63	(500 bp)	5,373

CMBX NA BB Index	—	995	44,000	5/11/63	(500 bp)	5,867

CMBX NA BB Index	—	(365)	38,000	5/11/63	(500 bp)	3,843

Dynamic Asset Allocation Balanced Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$(84)	$42,000	1/17/47	(500 bp)	$6,440

CMBX NA BBB–	BBB–/P	(271)	27,000	5/11/63	300 bp	(1,921)
Index

CMBX NA BBB–	BBB–/P	(112)	28,000	5/11/63	300 bp	(1,824)
Index

CMBX NA BBB–	BBB–/P	(600)	36,000	5/11/63	300 bp	(2,800)
Index

CMBX NA BBB–	BBB–/P	(491)	45,000	5/11/63	300 bp	(3,241)
Index

CMBX NA BBB–	BBB–/P	(632)	63,000	5/11/63	300 bp	(4,482)
Index

CMBX NA BBB–	BBB–/P	1,157	28,000	1/17/47	300 bp	(1,364)
Index

CMBX NA BBB–	BBB–/P	1,286	61,000	1/17/47	300 bp	(4,205)
Index

CMBX NA BBB–	BBB–/P	2,676	62,000	1/17/47	300 bp	(2,905)
Index

CMBX NA BBB–	BBB–/P	2,496	62,000	1/17/47	300 bp	(3,085)
Index

CMBX NA BBB–	BBB–/P	2,496	62,000	1/17/47	300 bp	(3,085)
Index

CMBX NA BBB–	BBB–/P	2,619	63,000	1/17/47	300 bp	(3,052)
Index

CMBX NA BBB–	BBB–/P	2,727	90,000	1/17/47	300 bp	(5,374)
Index

CMBX NA BBB–	BBB–/P	2,874	96,000	1/17/47	300 bp	(5,767)
Index

CMBX NA BBB–	BBB–/P	18,309	132,000	1/17/47	300 bp	6,427
Index

CMBX NA BBB–	BBB–/P	13,917	144,000	1/17/47	300 bp	954
Index

CMBX NA BBB–	BBB–/P	46,561	234,000	1/17/47	300 bp	25,497
Index

CMBX NA BBB–	BBB–/P	48,599	366,000	1/17/47	300 bp	15,653
Index

CMBX NA BBB–	BBB–/P	77,772	543,000	1/17/47	300 bp	28,893
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(656)	122,000	5/11/63	(300 bp)	6,800
Index

CMBX NA BBB–	—	(2,879)	120,000	5/11/63	(300 bp)	4,455
Index

CMBX NA BBB–	—	(1,546)	60,000	5/11/63	(300 bp)	2,121
Index

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.
CMBX NA BBB–	BBB–/P	$3,320	$60,000	1/17/47	300 bp	$(2,081)
Index

CMBX NA BBB–	BBB–/P	6,329	120,000	1/17/47	300 bp	(4,473)
Index

CMBX NA BBB–	BBB–/P	3,189	122,000	1/17/47	300 bp	(7,793)
Index

CMBX NA BBB–	BBB–/P	14,171	144,000	1/17/47	300 bp	1,209
Index

CMBX NA BBB–	BBB–/P	48,391	366,000	1/17/47	300 bp	15,445
Index

CMBX NA BBB–	BBB–/P	57,781	478,000	1/17/47	300 bp	14,752
Index

Total		$636,699				$66,829

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$(248,504)	$27,581,000	12/20/20	500 bp	$588,713
Index

NA HY Series 25	B+/P	(106,326)	30,882,000	12/20/20	500 bp	(1,043,743)
Index

NA IG Series 25	BBB+/P	(477,502)	106,000,000	12/20/20	100 bp	88,808
Index

Total		$(832,332)				$(366,222)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Balanced Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$33,801,852	$8,901,622	$—

Capital goods	69,713,495	7,706,721	—

Communication services	40,208,366	9,098,666	—

Conglomerates	537,247	2,566,454	—

Consumer cyclicals	166,442,222	18,220,695	—

Consumer staples	91,982,240	18,535,686	101,940

Energy	55,478,831	10,359,300	250

Financials	184,263,246	28,960,595	—

Health care	136,475,191	14,912,220	—

Technology	190,055,996	3,091,977	—

Transportation	29,378,653	3,702,351	—

Utilities and power	29,798,102	7,275,982	—

Total common stocks	1,028,135,441	133,332,269	102,190

Asset-backed securities	—	—	34,607,000

Convertible bonds and notes	—	239,381	—

Convertible preferred stocks	—	195,098	—

Corporate bonds and notes	—	304,756,496	627,005

Foreign government and agency bonds and notes	—	10,459,212	—

Investment companies	1,190,895	—	—

Mortgage-backed securities	—	62,969,863	2,545,527

Preferred stocks	643,641	103,925	—

Senior loans	—	2,479,167	—

U.S. government and agency mortgage obligations	—	251,902,677	—

U.S. treasury obligations	—	228,072	—

Warrants	—	289,924	—

Short-term investments	443,730,562	139,093,291	—

Totals by level	$1,473,700,539	$906,049,375	$37,881,722

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,574,718)	$—

Futures contracts	2,702,361	—	—

TBA sale commitments	—	(21,630,352)	—

Interest rate swap contracts	—	(138,508)	—

Total return swap contracts	—	(5,799,671)	—

Credit default contracts	—	(103,760)	—

Totals by level	$2,702,361	$(29,247,009)	$—

88 Dynamic Asset Allocation Balanced Fund

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	3/31/16

Common
stocks*:

Consumer
staples	$123,614	$—	$—	$(21,674)	$—	$—	$—	$—	$101,940

Energy	998	—	—	(748)	—	—	—	—	250

Financials	165,707	—	—	234,563	—	—	—	(400,270)	—

Total
common
stocks	$290,319	$—	$—	$212,141	$—	$—	$—	$(400,270)	$102,190

Asset-backed
securities	$31,896,000	$—	$—	$—	$2,711,000	$—	$—	$—	$34,607,000

Corporate
bonds and
notes	$627,006	(20,867)	—	20,866	—	—	—	—	$627,005

Mortgage-
backed
securities	$3,366,468	(79,417)	13,521	(426,662)	1,232,269	(393,297)	1,335	(1,168,690)	$2,545,527

Totals	$36,179,793	$(100,284)	$13,521	$(193,655)	$3,943,269	$(393,297)	$1,335	$(1,568,960)	$37,881,722

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($57,245) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $44,487,763 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,868,400,769)	$1,928,324,415
Affiliated issuers (identified cost $489,307,221) (Notes 1 and 5)	489,307,221

Cash	630,099

Foreign currency (cost $159,336) (Note 1)	160,109

Dividends, interest and other receivables	8,056,880

Receivable for shares of the fund sold	7,706,100

Receivable for investments sold	1,896,887

Receivable for sales of delayed delivery securities (Note 1)	11,372,601

Receivable for variation margin (Note 1)	699,763

Unrealized appreciation on forward currency contracts (Note 1)	4,319,827

Unrealized appreciation on OTC swap contracts (Note 1)	1,398,920

Premium paid on OTC swap contracts (Note 1)	34,729

Prepaid assets	80,692

Total assets	2,453,988,243

LIABILITIES

Payable for investments purchased	6,563,379

Payable for purchases of delayed delivery securities (Note 1)	241,127,593

Payable for shares of the fund repurchased	6,654,865

Payable for compensation of Manager (Note 2)	925,880

Payable for custodian fees (Note 2)	100,627

Payable for investor servicing fees (Note 2)	572,936

Payable for Trustee compensation and expenses (Note 2)	399,899

Payable for administrative services (Note 2)	6,881

Payable for distribution fees (Note 2)	1,075,326

Payable for variation margin (Note 1)	637,059

Unrealized depreciation on OTC swap contracts (Note 1)	7,131,762

Premium received on OTC swap contracts (Note 1)	671,428

Unrealized depreciation on forward currency contracts (Note 1)	5,894,545

TBA sale commitments, at value (proceeds receivable $21,612,148) (Note 1)	21,630,352

Collateral on securities loaned, at value (Note 1)	45,576,659

Collateral on certain derivative contracts, at value (Note 1)	228,072

Other accrued expenses	266,686

Total liabilities	339,463,949

Net assets	$2,114,524,294

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,061,295,081

Undistributed net investment income (Note 1)	16,414,365

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(18,022,917)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	54,837,765

Total — Representing net assets applicable to capital shares outstanding	$2,114,524,294

(Continued on next page)

90 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,278,780,157 divided by 95,073,755 shares)	$13.45

Offering price per class A share (100/94.25 of $13.45)*	$14.27

Net asset value and offering price per class B share ($71,387,268 divided by 5,328,850 shares)**	$13.40

Net asset value and offering price per class C share ($255,080,824 divided by 19,449,313 shares)**	$13.12

Net asset value and redemption price per class M share ($26,961,286 divided by 2,008,784 shares)	$13.42

Offering price per class M share (100/96.50 of $13.42)*	$13.91

Net asset value, offering price and redemption price per class R share
($16,645,170 divided by 1,246,241 shares)	$13.36

Net asset value, offering price and redemption price per class R5 share
($2,371,927 divided by 176,015 shares)	$13.48

Net asset value, offering price and redemption price per class R6 share
($110,415,813 divided by 8,192,407 shares)	$13.48

Net asset value, offering price and redemption price per class Y share
($352,881,849 divided by 26,191,014 shares)	$13.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 91

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $37,004)	$13,140,400

Interest (including interest income of $638,371 from investments in affiliated issuers) (Note 5)	10,382,272

Securities lending (Note 1)	158,968

Total investment income	23,681,640

EXPENSES

Compensation of Manager (Note 2)	5,257,314

Investor servicing fees (Note 2)	1,673,821

Custodian fees (Note 2)	119,251

Trustee compensation and expenses (Note 2)	76,312

Distribution fees (Note 2)	3,243,051

Administrative services (Note 2)	33,981

Other	406,349

Total expenses	10,810,079

Expense reduction (Note 2)	(18,638)

Net expenses	10,791,441

Net investment income	12,890,199

Net realized loss on investments (Notes 1 and 3)	(21,025,078)

Net increase from payments by affiliates (Note 2)	1,277

Net realized gain on swap contracts (Note 1)	7,292,889

Net realized gain on futures contracts (Note 1)	6,320,336

Net realized loss on foreign currency transactions (Note 1)	(1,591,690)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,489,949)

Net unrealized appreciation of investments, futures contracts, swap contracts and TBA sale
commitments during the period	50,264,560

Net gain on investments	39,772,345

Net increase in net assets resulting from operations	$52,662,544

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$12,890,199	$18,979,318

Net realized gain (loss) on investments
and foreign currency transactions	(9,002,266)	115,169,439

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	48,774,611	(139,728,116)

Net increase (decrease) in net assets resulting
from operations	52,662,544	(5,579,359)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,732,551)	(17,455,290)

Class B	(282,584)	(519,748)

Class C	(1,079,641)	(1,437,154)

Class M	(140,408)	(284,336)

Class R	(106,105)	(179,517)

Class R5	(12,310)	(2,567)

Class R6	(901,854)	(719,018)

Class Y	(2,899,367)	(3,424,008)

Net realized short-term gain on investments

Class A	(11,746,383)	—

Class B	(679,437)	—

Class C	(2,208,870)	—

Class M	(257,455)	—

Class R	(138,170)	—

Class R5	(2,493)	—

Class R6	(749,637)	—

Class Y	(2,808,737)	—

From net realized long-term gain on investments
Class A	(54,460,505)	(53,998,307)

Class B	(3,150,115)	(3,687,470)

Class C	(10,241,125)	(7,200,284)

Class M	(1,193,657)	(1,376,835)

Class R	(640,609)	(730,289)

Class R5	(11,557)	(3,857)

Class R6	(3,475,588)	(1,301,731)

Class Y	(13,022,328)	(6,926,740)

Increase from capital share transactions (Note 4)	332,759,969	426,883,838

Total increase in net assets	265,481,027	322,057,328

NET ASSETS

Beginning of period	1,849,043,267	1,526,985,939

End of period (including undistributed net investment
income of $16,414,365 and $18,678,986, respectively)	$2,114,524,294	$1,849,043,267

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 93

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
March 31, 2016**	$13.90	.09	.31	.40	(.11)	(.74)	(.85)	—	$13.45	2.86*	$1,278,780	.50*	.67*	169* [d]
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	—	13.90	.65	1,205,510.98		1.18	343 [d]
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	—	14.69	12.94	1,114,099.99		1.55	351 [d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	—	13.19	12.62	969,273	1.02	1.71	190 [e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	—	(.19)	—	11.89	21.06	899,121	1.06	1.76	182 [e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	—	(.41)	— [f]	9.99	(.92)	843,218	1.06	1.91	158 [e]

Class B
March 31, 2016**	$13.85	.04	.30	.34	(.05)	(.74)	(.79)	—	$13.40	2.49*	$71,387	.88*	.29*	169* [d]
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	—	13.85	(.05)	72,356	1.73	.42	343 [d]
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	—	14.63	11.97	78,865	1.74	.80	351 [d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	—	13.15	11.90	81,247	1.77	.96	190 [e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	—	(.11)	—	11.84	20.13	85,833	1.81	1.02	182 [e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	—	(.32)	— [f]	9.95	(1.71)	88,888	1.81	1.15	158 [e]

Class C
March 31, 2016**	$13.58	.04	.30	.34	(.06)	(.74)	(.80)	—	$13.12	2.51*	$255,081	.88*	.31*	169* [d]
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	—	13.58	(.09)	208,644	1.73	.43	343 [d]
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	—	14.38	12.09	142,816	1.74	.80	351 [d]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	—	12.92	11.81	114,907	1.77	.96	190 [e]
September 30, 2012	9.80	.11	1.85	1.96	(.11)	—	(.11)	—	11.65	20.07	98,192	1.81	1.01	182 [e]
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	—	(.33)	— [f]	9.80	(1.68)	91,254	1.81	1.16	158 [e]

Class M
March 31, 2016**	$13.87	.06	.30	.36	(.07)	(.74)	(.81)	—	$13.42	2.60*	$26,961	.75*	.42*	169* [d]
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	—	13.87	.15	29,153	1.48	.68	343 [d]
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	—	14.66	12.33	28,808	1.49	1.05	351 [d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	—	13.17	12.10	26,680	1.52	1.20	190 [e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	—	(.14)	—	11.87	20.40	21,876	1.56	1.27	182 [e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	—	(.35)	— [f]	9.98	(1.44)	19,151	1.56	1.41	158 [e]

Class R
March 31, 2016**	$13.81	.08	.30	.38	(.09)	(.74)	(.83)	—	$13.36	2.79*	$16,645	.63*	.56*	169* [d]
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	—	13.81	.39	12,031	1.23	.92	343 [d]
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	—	14.59	12.59	14,744	1.24	1.30	351 [d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	—	13.11	12.42	12,512	1.27	1.46	190 [e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	—	(.17)	—	11.81	20.70	11,821	1.31	1.52	182 [e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	—	(.38)	— [f]	9.93	(1.18)	10,066	1.31	1.66	158 [e]

Class R5
March 31, 2016**	$13.93	.12	.30	.42	(.13)	(.74)	(.87)	—	$13.48	3.02*	$2,372	.37*	.92*	169* [d]
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	—	13.93	.97	256.73		1.46	343 [d]
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	—	14.71	13.12	36.74		1.95	351 [d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	—	13.21	12.99	12.75		1.98	190 [e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	—	(.05)	—	11.90	5.41*	11	.19*	.47*	182 [e]

Class R6
March 31, 2016**	$13.93	.12	.30	.42	(.13)	(.74)	(.87)	—	$13.48	3.05*	$110,416	.32*	.87*	169* [d]
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	—	13.93	1.08	60,489.63		1.55	343 [d]
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	—	14.71	13.30	16,200.64		1.91	351 [d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	—	13.21	13.11	10,947.65		1.94	190 [e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	—	(.06)	—	11.90	5.44*	11	.16*	.49*	182 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 95

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
March 31, 2016**	$13.92	.11	.30	.41	(.12)	(.74)	(.86)	—	$13.47	2.99*	$352,882	.38*	.80*	169* [d]
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	—	13.92	.90	260,604.73		1.43	343 [d]
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	—	14.71	13.20	131,417.74		1.79	351 [d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	—	13.21	12.96	115,550.77		1.98	190 [e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	—	(.22)	—	11.90	21.34	193,491.81		2.01	182 [e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	—	(.44)	— [f]	10.00	(.76)	171,176.81		2.16	158 [e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	404%

September 30, 2012	461

September 30, 2011	437

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 97

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

98 Dynamic Asset Allocation Balanced Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Dynamic Asset Allocation Balanced Fund 99

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

100 Dynamic Asset Allocation Balanced Fund

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin

Dynamic Asset Allocation Balanced Fund 101

payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations,

102 Dynamic Asset Allocation Balanced Fund

representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $107,161 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,525,835 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,056,054 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $45,576,659 and the value of securities loaned amounted to $44,487,763.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

Dynamic Asset Allocation Balanced Fund 103

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $2,363,815,865, resulting in gross unrealized appreciation and depreciation of $136,195,318 and $82,379,547, respectively, or net unrealized appreciation of $53,815,771.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $1,277 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

104 Dynamic Asset Allocation Balanced Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,075,990	Class R5	814

Class B	61,869	Class R6	21,185

Class C	200,857	Class Y	276,343

Class M	24,035	Total	$1,673,821

Class R	12,728

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,490 under the expense offset arrangements and by $15,148 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,426, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

Dynamic Asset Allocation Balanced Fund 105

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,569,486	Class M	105,298

Class B	361,242	Class R	37,018

Class C	1,170,007	Total	$3,243,051

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $255,215 and $4,403 from the sale of class A and class M shares, respectively, and received $16,392 and $5,963 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $137 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$3,109,882,306	$2,902,437,313

U.S. government securities (Long-term)	—	—

Total	$3,109,882,306	$2,902,437,313

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	10,585,415	$145,372,660	17,036,527	$250,985,561

Shares issued in connection with
reinvestment of distributions	5,401,769	73,075,088	4,748,465	68,726,858

	15,987,184	218,447,748	21,784,992	319,712,419

Shares repurchased	(7,641,468)	(103,478,438)	(10,915,230)	(160,646,563)

Net increase	8,345,716	$114,969,310	10,869,762	$159,065,856

106 Dynamic Asset Allocation Balanced Fund

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	537,910	$7,303,769	1,081,553	$15,884,374

Shares issued in connection with
reinvestment of distributions	288,067	3,884,139	278,346	4,007,152

	825,977	11,187,908	1,359,899	19,891,526

Shares repurchased	(722,513)	(9,783,722)	(1,524,378)	(22,429,139)

Net increase (decrease)	103,464	$1,404,186	(164,479)	$(2,537,613)

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	4,695,947	$62,679,074	6,794,375	$97,695,199

Shares issued in connection with
reinvestment of distributions	948,277	12,519,174	568,934	8,040,645

	5,644,224	75,198,248	7,363,309	105,735,844

Shares repurchased	(1,561,067)	(20,648,198)	(1,930,422)	(27,724,283)

Net increase	4,083,157	$54,550,050	5,432,887	$78,011,561

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	136,390	$1,845,224	338,042	$4,982,080

Shares issued in connection with
reinvestment of distributions	116,847	1,577,593	113,470	1,637,235

	253,237	3,422,817	451,512	6,619,315

Shares repurchased	(346,249)	(4,832,580)	(315,081)	(4,664,838)

Net increase (decrease)	(93,012)	$(1,409,763)	136,431	$1,954,477

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	506,882	$6,914,058	876,955	$12,847,686

Shares issued in connection with
reinvestment of distributions	53,600	720,265	56,778	816,201

	560,482	7,634,323	933,733	13,663,887

Shares repurchased	(185,297)	(2,482,630)	(1,073,444)	(15,427,592)

Net increase (decrease)	375,185	$5,151,693	(139,711)	$(1,763,705)

	Six months ended 3/31/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	163,846	$2,114,559	17,009	$248,167

Shares issued in connection with
reinvestment of distributions	1,955	26,360	442	6,424

	165,801	2,140,919	17,451	254,591

Shares repurchased	(8,134)	(106,822)	(1,561)	(22,140)

Net increase	157,667	$2,034,097	15,890	$232,451

Dynamic Asset Allocation Balanced Fund 107

	Six months ended 3/31/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	4,044,379	$55,289,018	3,780,782	$55,220,290

Shares issued in connection with
reinvestment of distributions	378,626	5,127,079	139,189	2,020,749

	4,423,005	60,416,097	3,919,971	57,241,039

Shares repurchased	(574,160)	(7,792,880)	(677,546)	(9,930,700)

Net increase	3,848,845	$52,623,217	3,242,425	$47,310,339

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	15,074,727	$206,029,074	18,722,591	$275,964,571

Shares issued in connection with
reinvestment of distributions	1,261,243	17,082,225	673,943	9,776,122

	16,335,970	223,111,299	19,396,534	285,740,693

Shares repurchased	(8,864,750)	(119,674,120)	(9,611,689)	(141,130,221)

Net increase	7,471,220	$103,437,179	9,784,845	$144,610,472

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,040	0.59%	$14,019

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$139,211,020	$171,920,354	$146,223,034	$179,399	$164,908,340

Putnam Short Term
Investment Fund*	277,946,939	165,836,422	164,961,139	458,972	278,822,222

Totals	$417,157,959	$337,756,776	$311,184,173	$638,371	$443,730,562

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other

108 Dynamic Asset Allocation Balanced Fund

entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	4,000

Forward currency contracts (contract amount)	$344,200,000

Centrally cleared interest rate swap contracts (notional)	$280,100,000

OTC total return swap contracts (notional)	$203,600,000

OTC credit default contracts (notional)	$10,300,000

Centrally cleared credit default contracts (notional)	$139,900,000

Warrants (number of warrants)	74,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$1,639,555*	depreciation	$1,743,315*

Foreign exchange
contracts	Receivables	4,319,827	Payables	5,894,545

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	5,198,140*	depreciation	7,840,855*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,365,418*	depreciation	2,668,597*

Total		$13,522,940		$18,147,312

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 109

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$723,434	$723,434

Foreign exchange contracts	—	(1,576,963)	—	$(1,576,963)

Equity contracts	2,324,231	—	6,349,505	$8,673,736

Interest rate contracts	3,996,105	—	219,950	$4,216,055

Total	$6,320,336	$(1,576,963)	$7,292,889	$12,036,262

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(286,769)	$(286,769)

Foreign
exchange contracts	—	—	(1,512,321)	—	$(1,512,321)

Equity contracts	45,010	2,983,667	—	(6,043,237)	$(3,014,560)

Interest rate contracts	—	(591,604)	—	88,372	$(503,232)

Total	$45,010	$2,392,063	$(1,512,321)	$(6,241,634)	$(5,316,882)

110 Dynamic Asset Allocation Balanced Fund

This page left blank intentionally.

Dynamic Asset Allocation Balanced Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$69,864	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$69,864

OTC Total return swap contracts*#	—	8,257	—	1,062,414	9,218	—	—	—	—	—	—	—	—	—	—	1,079,889

OTC Credit default contracts*#	—	—	—	—	149,926	—	67,645	—	—	18,457	—	—	—	—	—	236,028

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	629,899	—	—	—	—	629,899

Forward currency contracts#	188,554	667,779	—	630,579	384,877	137,318	820,483	59,317	443,686	—	—	374,155	168,217	411,607	33,255	4,319,827

Total Assets	$188,554	$676,036	$69,864	$1,692,993	$544,021	$137,318	$888,128	$59,317	$443,686	$18,457	$629,899	$374,155	$168,217	$411,607	$33,255	$6,335,507

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	82,181	—	—	—	—	—	—	—	—	—	—	—	—	82,181

OTC Total return swap contracts*#	—	18,543	—	6,822,654	10,346	—	28,017	—	—	—	—	—	—	—	—	6,879,560

OTC Credit default contracts*#	16,502	4,767	—	—	461,840	—	206,667	—	—	116,122	—	—	—	—	—	805,898

Centrally cleared credit default contracts§	—	—	11,851	—	—	—	—	—	—	—	—	—	—	—	—	11,851

Futures contracts§	—	—	—	—	—	—	—	—	—	—	543,027	—	—	—	—	543,027

Forward currency contracts#	706,765	342,685	—	966,944	368,991	155,606	738,587	124,763	1,098,967	—	—	517,767	411,211	140,072	322,187	5,894,545

Total Liabilities	$723,267	$365,995	$94,032	$7,789,598	$841,177	$155,606	$973,271	$124,763	$1,098,967	$116,122	$543,027	$517,767	$411,211	$140,072	$322,187	$14,217,062

Total Financial and Derivative Net Assets	$(534,713)	$310,041	$(24,168)	$(6,096,605)	$(297,156)	$(18,288)	$(85,143)	$(65,446)	$(655,281)	$(97,665)	$86,872	$(143,612)	$(242,994)	$271,535	$(288,932)	$(7,881,555)

Total collateral received (pledged)†##	$(512,918)	$228,072	$—	$(5,990,390)	$(279,972)	$(18,288)	$(85,143)	$(49,995)	$(519,872)	$—	$—	$(143,612)	$(241,964)	$107,161	$—

Net amount	$(21,795)	$81,969	$(24,168)	$(106,215)	$(17,184)	$—	$—	$(15,451)	$(135,409)	$(97,665)	$86,872	$—	$(1,030)	$164,374	$(288,932)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

112 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

114 Dynamic Asset Allocation Balanced Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA059
299991 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016